As filed with the U.S. Securities and Exchange Commission on August 28, 2024

1933 Act Registration No. 333-[ ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-Effective Amendment No. ____
☐	Post-Effective Amendment No. ____
(Check appropriate box or boxes.)

TIDAL ETF TRUST

(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (844) 986-7676

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis

Tidal ETF Services LLC

234 West Florida Street, Suite 203

Milwaukee, WI 53204

Christopher M. Cahlamer

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Approximate Date of Proposed Public Offering:	As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on September 27, 2024 pursuant to Rule 488.

Title of Securities Being Offered: Shares of Unusual Whales Subversive Democratic Trading ETF and Shares of Unusual Whales Subversive Republican Trading ETF

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

TIDAL ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement is comprised of the following:

Cover Sheet

Contents of Registration Statement

Letter to Shareholders

Notice of Special Meeting of Shareholders

Questions and Answers

Part A – Combined Proxy Statement and Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibit Index

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Unusual Whales Subversive Democratic Trading ETF

Unusual Whales Subversive Republican Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street, Milwaukee, Wisconsin 53202

(800) 617-0004

into

Unusual Whales Subversive Democratic Trading ETF

Unusual Whales Subversive Republican Trading ETF

Each a series of Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, WI 53204

[ ], 2024

Unusual Whales Subversive Democratic Trading ETF

Unusual Whales Subversive Republican Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street | Milwaukee, Wisconsin 53202

[ ], 2024

Dear Shareholder:

On behalf of the Board of Trustees of Series Portfolios Trust (“SPT”), we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Unusual Whales Subversive Democratic Trading ETF (ticker: NANC) (the “Target Dem Fund”) and the Unusual Whales Subversive Republican Trading ETF (ticker: KRUZ) (the “Target Rep Fund” and, together with the Target Dem Fund, the “Target Funds”), each a series of SPT, on December 4, 2024, at the offices of SPT’s administrator, U.S. Bancorp Fund Services, LLC, doing business at U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, at 10:00 a.m. Central Time.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus, at the Special Meeting, the shareholders of each Target Fund will be asked to consider and vote on a proposal (each a “Proposal” and together, the “Proposals”) to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize each Target Fund into a corresponding new fund (each, an “Acquiring Fund”), which is a newly created series of Tidal ETF Trust (“Tidal Trust”) of the same name. Each Acquiring Fund was established solely for the purpose of acquiring the assets of the corresponding Target Fund and continuing the Target Fund’s business (each a “Reorganization,” and together, the “Reorganizations”). Shareholders of each Target Fund will vote separately on the Reorganization applicable to that Target Fund. If a Proposal is approved by a Target Fund’s shareholders and the other conditions to the Reorganization are satisfied on the effective date of the Reorganization, the Target Fund’s shareholders will be issued shares of the corresponding Acquiring Fund that are equal in aggregate net asset value to the shares of the Target Fund that those shareholders held immediately prior to the effective time of the Reorganization.

Each Acquiring Fund will be managed by Tidal Investments, LLC (“Tidal”), each Target Fund’s current investment adviser. The portfolio managers for each Acquiring Fund are also the current portfolio managers for the corresponding Target Fund. Tidal will manage each Acquiring Fund in accordance with the same investment objective and substantially similar investment strategies, policies, and risks as the corresponding Target Fund immediately prior to the Reorganizations. In addition, each Acquiring Fund will pay Tidal a lower unitary management fee than the unitary management fee currently paid to Tidal by the corresponding Target Fund and, as such, each Acquiring Fund is expected to have a lower total expense ratio than the corresponding Target Fund. Additional information about the Acquiring Funds is included in Appendix D and the Statement of Additional Information related to the Combined Proxy Statement and Prospectus.

YOUR VOTE IS IMPORTANT.

The Board of Trustees of SPT believes that the proposed Reorganizations are in the best interests of each Target Fund’s shareholders and recommends that you vote “FOR” the approval of the Plan to authorize the Reorganization with respect to each Target Fund.

You can vote in one of four ways:

●	By mail with the enclosed proxy card;

●	By internet through the website listed in the proxy voting instructions;

●	By automated touchtone using the toll-free number listed in the proxy voting instructions; or

●	In person at the special shareholder meeting on December 4, 2024.

Thank you for your consideration of this important proposal. Your vote is extremely important, so please read the enclosed Combined Proxy Statement and Prospectus carefully and submit your vote.

Respectfully,

Ryan L. Roell

President

Series Portfolios Trust

Unusual Whales Subversive Republican Trading ETF

Unusual Whales Subversive Democratic Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street | Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 4, 2024

To the Shareholders of the Unusual Whales Subversive Democratic Trading ETF and the Unusual Whales Subversive Republican Trading ETF:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Unusual Whales Subversive Democratic Trading ETF (the “Target Dem Fund”) and the Unusual Whales Subversive Republican Trading ETF (the “Target Rep Fund” and, together with the Target Dem Fund, the “Target Funds”), each a series of Series Portfolios Trust, is to be held on December 4, 2024 at 10:00 a.m. Central Time, at the offices of Series Portfolios Trust’s administrator, U.S. Bancorp Fund Services, LLC, doing business at U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote on a proposal (each, a “Proposal” and together, the “Proposals”) to approve the Agreement and Plan of Reorganization (the “Plan”) approved by the Series Portfolios Trust Board of Trustees, which provides for the reorganization of each Target Fund, a series of Series Portfolios Trust, into a newly created series of Tidal ETF Trust of the same name (each a “Reorganization,” together the “Reorganizations”). Shareholders of each Target Fund will vote separately on the Reorganization applicable to that Target Fund.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in a Target Fund as of the close of business on August 23, 2024, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at https://proxyvotinginfo.com/p/unusualwhalesetfs2024. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Series Portfolios Trust,

Adam Smith

Secretary

[ ], 2024

HOW TO VOTE YOUR SHARES

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Funds the necessity of further solicitations to ensure a quorum at the Special Meeting. You may cast your vote by mail, by the internet, and by automated touchtone as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

●	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

●	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

Unusual Whales Subversive Republican Trading ETF

Unusual Whales Subversive Democratic Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street | Milwaukee, Wisconsin 53202

QUESTIONS AND ANSWERS

Dated: [ ], 2024

Question: What is this document and why did you send it to me?

Answer: The attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Unusual Whales Subversive Democratic Trading ETF (the “Target Dem Fund”) and the Unusual Whales Subversive Republican Trading ETF (the “Target Rep Fund” and, together with the Target Dem Fund, the “Target Funds”), each a series of Series Portfolios Trust (“SPT”), and a prospectus for shares of the Unusual Whales Subversive Democratic Trading ETF (the “Acquiring Dem Fund”) and the Unusual Whales Subversive Republican Trading ETF (the “Acquiring Rep Fund” and, together with the Acquiring Dem Fund, the “Acquiring Funds”), each a newly created series of Tidal ETF Trust (“Tidal Trust”). (The Target Funds and the Acquiring Funds may each be referred to individually as a “Fund”, or, together, the “Funds”). The purposes of the Proxy Statement are to (1) solicit votes from shareholders of the Target Funds to approve proposals (each, a “Proposal” and together, the “Proposals”) for the reorganizations of each Target Fund into the corresponding Acquiring Fund (each a “Reorganization,” together the “Reorganizations”), as described in the Agreement and Plan of Reorganization between SPT and Tidal Trust (the “Plan”), a form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the shares of the Acquiring Funds. Approval by the shareholders of a Target Fund is required to proceed with its Reorganization. If the shareholders of a Target Fund do not approve the Proposal within the anticipated timeline, the Target Fund’s management expects that the Special Meeting would be adjourned in order to permit more time to solicit shareholder votes in favor of the Proposal. If the Target Fund does not receive shareholder approval of the Reorganization, then that Reorganization will not be implemented and the Board of Trustees of SPT (the “SPT Board”) will consider other possible courses of action. If the Reorganization of only one Target Fund is approved by its shareholders, then the Target Fund that received approval of the Reorganization will implement the Reorganization.

The Proxy Statement contains information that you should know before voting on the Reorganizations, including additional information about the Acquiring Funds in Appendix D and the Statement of Additional Information related to the Proxy Statement. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganizations?

Answer: The primary purpose of the Reorganizations is to move the investment portfolio and shareholders presently associated with each Target Fund to the corresponding Acquiring Fund of the same name. Tidal Investments LLC (“Tidal”), the current investment adviser to each Target Fund, recommends that each Target Fund be reorganized with and into the corresponding Acquiring Fund of the same name. Tidal’s recommendation was made in light of its desire to provide the Target Funds’ shareholders with access to the ETF product, administration and distribution support resources of Tidal Trust. In particular, Tidal believes that the overall service and distribution opportunities offered by Tidal Trust, combined with Tidal’s ability to continue managing each investment portfolio, will result in a benefit to each Acquiring Fund and its shareholders. If the Reorganizations are approved by Target Fund shareholders, Tidal, which serves as the current investment adviser to each Target Fund pursuant to an interim investment advisory agreement with SPT, on behalf of the Target Funds, will serve as the investment adviser for each Acquiring Fund. In addition, each Acquiring Fund will pay Tidal a lower unitary management fee than the unitary management fee currently paid to Tidal by the corresponding Target Fund and, as such, each Acquiring Fund is expected to have a lower total expense ratio than the corresponding Target Fund. Tidal is an investment adviser managing 194 exchange-traded funds (“ETFs”) with over $17.16 billion in assets under management as of June 30, 2024. After careful consideration, upon the recommendation of Tidal, the SPT Board approved the Reorganizations.

Question: How will the Reorganizations work?

Answer: To reconstitute each Target Fund as a new series of Tidal Trust, Tidal Trust has established each Acquiring Fund with identical investment objectives and with substantially similar investment policies and strategies, as the corresponding Target Fund. Each Acquiring Fund is newly organized and has no assets or liabilities. If shareholders of a Target Fund approve the Plan, the Target Fund will transfer all of its assets to the corresponding Acquiring Fund of the same name in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Existing shareholders of a Target Fund will become shareholders of the corresponding Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund with a value equal to the aggregate net asset value of the Target Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement for a detailed explanation of the Proposals. If the Plan is approved by shareholders of the Target Funds at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganizations are expected to be effective on or about December 9, 2024.

Question: How will the Reorganizations affect me as a shareholder?

Answer: You will become a shareholder of the corresponding Acquiring Fund of the same name as the Target Fund for which you currently hold shares. You will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of your shares of the Target Fund held immediately prior to the Reorganization.

Question: Is the investment focus of each Acquiring Fund different from that of the corresponding Target Fund?

Answer: No, the investment objective of each Acquiring Fund will be identical to that of the corresponding Target Fund of the same name, and the investment strategies of each Acquiring Fund will be substantially similar to those of the corresponding Target Fund of the same name. Although the wording of the description of the investment strategies for each Acquiring Fund varies slightly from the wording of the description of the investment strategies for the corresponding Target Fund, there will be no difference in how Tidal implements the investment strategies for each Acquiring Fund relative to the corresponding Target Fund.

Question: Who will manage the Acquiring Funds?

Answer: If the Reorganizations are approved by Target Fund shareholders, Tidal will serve as the investment adviser for each Acquiring Fund. Currently, Tidal serves as investment adviser for each Target Fund under an interim advisory agreement and therefore the overall investment management process for the Funds is not expected to change as a result of the Reorganizations. The Tidal portfolio managers for each Acquiring Fund are Michael Venuto, Chief Investment Officer for Tidal, and Daniel Weiskopf, Portfolio Manager for Tidal. Mr. Venuto and Mr. Weiskopf are currently the portfolio managers of each Target Fund. Additional information regarding each portfolio manager is included in the Proxy Statement.

Question: Will there be changes to the Board of Trustees and service providers for the Acquiring Funds?

Answer: The Target Funds and Acquiring Funds have different Boards of Trustees, legal counsel, administrators and distributor, as set forth in the table below; however, SPT and Tidal Trust have the same fund accountant, transfer agent, custodian, and independent registered public accounting firm. The administrator for the Target Funds serves as the sub-administrator for the Acquiring Fund. See the section of the SAI related to this Proxy Statement titled “Management of the Trust” for additional information about the Acquiring Funds’ Board of Trustees.

	Target Funds	Acquiring Funds
Administrator	U.S. Bancorp Fund Services, LLC	Tidal ETF Services LLC
Sub-Administrator	N/A	U.S. Bancorp Fund Services, LLC
Fund Accountant	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Kirkland & Ellis LLP	Godfrey & Kahn, S.C.

Question: Will the Reorganizations affect the fees and expenses I pay as a shareholder of a Target Fund?

Answer: The fees and expenses you pay as a shareholder of a Target Fund are expected to decrease after you become a shareholder of the corresponding Acquiring Fund of the same name. Each Target Fund and each Acquiring Fund operates under a unitary fee structure whereby each Fund pays for its investment advisory and administrative services under what is essentially an “all-in” fee arrangement. Each Target Fund pays a unitary management fee at an annual rate of 0.75% of its average daily net assets. Each Acquiring Fund pays a unitary management fee of 0.72% of its average daily net assets. Please note that even though each Fund’s management fees are structured as “unitary management fees” which covers most of the Fund’s expenses, there are certain expense exceptions for which each Fund remains responsible for paying, including acquired fund fees and expenses. Additional information regarding the “unitary management fee” is included in the section of the Proxy Statement entitled “Fees and Expenses of the Funds.”

The total annual fund operating expenses for the Target Dem Fund is 0.76% per annum of the Target Fund’s average daily net assets per the Target Funds’ current Prospectus. The estimated total annual fund operating expenses for the Acquiring Dem Fund is 0.73% per annum of the Acquiring Fund’s average daily net assets. The total annual fund operating expenses for the Target Rep Fund is 0.83% per annum of the Target Fund’s average daily net assets per the Target Funds’ current Prospectus. The estimated total annual fund operating expenses for the Acquiring Rep Fund is 0.80% per annum of the Acquiring Fund’s average daily net assets. For each Fund, the total annual fund operating expenses exceed the unitary management fee due to acquired fund fees and expenses.

The Funds have each adopted a Rule 12b-1 Distribution and Service Plan under which the applicable Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently expected to be paid by the Acquiring Funds, and the Board of Trustees of Tidal Trust has not approved the commencement of any payments under the plan. Similarly, no such fee is currently being paid by the Target Funds, and the SPT Board has not approved the commencement of any payments under the plan.

Question: Will I own the same number of shares of an Acquiring Fund as I currently own of a Target Fund?

Answer: Although the number of shares of an Acquiring Fund you receive may differ from the number of the corresponding Target Fund shares you hold, in exchange for your shares of the Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization.

Question: Will the Reorganizations result in any taxes?

Answer: Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. In general, a Target Fund will not recognize any gain or loss as a direct result of the transfer of all of its assets and its liabilities in exchange for shares of the corresponding Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Shareholders of the Target Funds should consult their own tax advisors regarding the federal, state, local, and other tax treatment and implications of the Reorganizations in light of their individual circumstances.

Question: Will my basis change as a result of the Reorganizations?

Answer: No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganizations.

Question: Will I be charged a commission or other fee as a result of the Reorganizations?

Answer: No commission or other transactional fees will be imposed on shareholders in connection with the Reorganizations.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the SPT Board recommend that I vote?

Answer: After careful consideration and upon the recommendation of Tidal, the SPT Board unanimously recommends that shareholders vote “FOR” the Proposals to approve the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganizations?

Answer: The Target Funds and the Target Funds’ shareholders will not pay any expenses related to the Reorganizations. Subversive Capital Advisor LLC, the former investment adviser to the Target Funds and the proposed sponsor to the Acquiring Funds (as discussed in greater detail in the sub-section of the Proxy Statement entitled “Fund Sponsor”), and Tidal will bear all expenses relating to the Reorganizations, including the costs relating to the Special Meeting and Proxy Statement.

Question: Will the Target Funds reposition their portfolios in connection with the Reorganizations?

Answer: Although there may be changes to a Target Fund’s portfolio prior to a Reorganization in connection with Tidal’s implementation of such Target Fund’s principal investment strategies, Tidal will not reposition any of the Target Fund’s portfolio due to the Reorganization and, accordingly, there will not be any transaction costs borne by shareholders in connection with the Reorganization.

Question: Will the Reorganizations affect my ability to buy and sell shares?

Answer: No. You may continue to make additional purchases or sales of Target Fund shares through your financial intermediary up to and including the day of the Reorganizations, which is anticipated to be on or about December 9, 2024. Any purchases or sales of Target Fund shares made after the Reorganizations will be purchases or sales of the corresponding Acquiring Fund of the same name. If the Reorganizations are approved, your Target Fund shares will automatically be converted to the corresponding Acquiring Fund shares.

Question: What will happen if the Plan is not approved by shareholders?

Answer: Effective August 2, 2024, Tidal began serving as the investment adviser to each Target Fund. Prior to August 2, 2024, Tidal served as the investment sub-adviser to each Target Fund. The current investment advisory agreement between Tidal and SPT is an “interim contract” as defined under Rule 15a-4 of the Investment Company Act of 1940, as amended (the “1940 Act”). This interim contract will expire as of the close of business on December 30, 2024, which is anticipated to be subsequent to the closing date of the Reorganizations. However, should shareholders not approve the Reorganizations, or if the Reorganizations are not consummated prior to the expiration date of the interim agreement, the SPT Board will consider other possible courses of action, which may include liquidating one or both Target Funds or seeking to rely on relief from the staff of the U.S. Securities and Exchange Commission to permit Tidal to serve as investment adviser beyond December 30, 2024 and to continue to solicit proxies with respect to the Proposals. If the Reorganization of only one Target Fund is approved by its shareholders, then the Target Fund that received approval of the Reorganization will implement the Reorganization.

Question: What happens if it becomes necessary to adjourn the Meeting to solicit additional proxies?

Answer: It is important that shareholders of each Target Fund vote by telephone or Internet or complete and return signed proxy cards promptly to ensure there is a quorum for the Special Meeting. You may be contacted by a representative of the Trust or a proxy solicitor, if we do not hear from you. It may become necessary from time to time to adjourn the Special Meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve each Reorganization. In such an event, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to a Proposal in accordance with applicable law to permit solicitation of additional proxies. Any such adjournment will require the vote of a majority of the Target Fund’s shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. In addition, the Special Meeting, whether or not a quorum is present, may be adjourned by the chairman of the Special Meeting or officers of SPT to another time or place. Any adjourned session of the Special Meeting may be held within a reasonable time without further notice, provided that further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) days from the date of the Special Meeting (in which case the SPT Board shall set a new record date).

Question: How do I vote my shares?

Answer: You can vote your shares as indicated under “HOW TO VOTE YOUR SHARES” which immediately precedes this Question and Answers section.

Question: How will shareholder voting be handled?

Answer: Shareholders who own shares of a Target Fund at the close of business on August 23, 2024 (the “Record Date”) will be entitled to one vote for each share held. Shareholders of each Target Fund will vote separately on approval of the Plan. Approval of the Plan by a Target Fund requires the vote of a majority of the outstanding securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Target Fund means the lesser of: (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the voting securities of the Target Fund present at the Special Meeting if the holders of more than 50% of the outstanding voting securities of the Target Fund are present or represented by proxy.

Morrow Sodali Fund Solutions (“Morrow Sodali”) is a company that has been retained by the Target Funds to assist in the solicitation of proxies and collect and tabulate shareholder votes. Morrow Sodali is not affiliated with the Funds.

COMBINED PROXY STATEMENT AND PROSPECTUS

[   ], 2024

For the Reorganization of

Unusual Whales Subversive Democratic Trading ETF

Unusual Whales Subversive Republican Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street, Milwaukee, Wisconsin 53202

(800) 617-0004

Into

Unusual Whales Subversive Democratic Trading ETF

Unusual Whales Subversive Republican Trading ETF

 Each a series of Tidal ETF Trust

 234 West Florida Street, Suite 203

 Milwaukee, WI 53204

 (844) 986-7700

Listed on Cboe BZX Exchange, Inc.

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Series Portfolios Trust (“SPT”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Unusual Whales Subversive Democratic Trading ETF (the “Target Dem Fund”) and the Unusual Whales Subversive Republican Trading ETF (the “Target Rep Fund” and, together with the Target Dem Fund, the “Target Funds”), at the offices of SPT’s administrator ’s, U.S. Bancorp Fund Services, LLC, doing business at U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, on December 4, 2024 at 10 a.m. Central Time. At the Special Meeting, shareholders of the Target Funds will be asked to consider and vote on the following proposals (each, a “Proposal” and together, the “Proposals”):

Proposal 1:	(Target Dem Fund Shareholders) To approve the Agreement and Plan of Reorganization approved by the Board of Trustees of SPT, which provides for the reorganization of the Target Dem Fund into the Unusual Whales Subversive Democratic Trading ETF (the “Acquiring Dem Fund”), a newly created series of Tidal ETF Trust (“Tidal Trust”) (the “Dem Reorganization”).
Proposal 2:	(Target Rep Fund Shareholders) To approve the Agreement and Plan of Reorganization approved by the Board of Trustees of SPT, which provides for the reorganization of the Target Rep Fund into the Unusual Whales Subversive Republican Trading ETF (the “Acquiring Rep Fund”), a newly created series of Tidal ETF Trust (“Tidal Trust”) (the “Rep Reorganization”).

The “Acquiring Dem Fund” and “Acquiring Rep Fund” may be referred to herein collectively as the “Acquiring Funds” or individually as the “Acquiring Fund.” The “Dem Reorganization” and “Rep Reorganization” may be referred to herein collectively as the “Reorganizations” or individually as the “Reorganization.”

After careful consideration and upon the recommendation of Tidal Investments LLC (“Tidal”), each Target Fund’s current investment adviser, the Board unanimously recommends that shareholders vote “FOR” the Proposals.

The Agreement and Plan of Reorganization (the “Plan”) provides that all of the assets of a Target Fund will be transferred to the corresponding Acquiring Fund of the same name in exchange for shares of beneficial interest (“shares”) of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Shareholders of the Target Fund will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Fund held immediately prior to the Reorganization in complete liquidation and termination of the Target Fund. After the Reorganizations, shareholders will no longer be shareholders of the Target Funds, but would become shareholders of the Acquiring Funds. The shareholders of each Target Fund will vote separately on the Proposal for their Target Fund. If the shareholders of one of the Target Funds approve the Plan but the shareholders of the other Target Fund do not approve the Plan, then the Reorganization will be implemented only with regard to the Target Fund that received shareholder approval of the Plan provided the other closing conditions are satisfied or waived.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. References in this Proxy Statemen to the “Special Meeting” include any adjournment or postponement of the Special Meeting, unless indicated otherwise.

This Proxy Statement sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.

The following documents containing additional information about the Target Funds and the Acquiring Funds, each having been filed with the SEC, are incorporated by reference into (legally considered to be part of) this Proxy Statement:

●	the Statement of Additional Information dated [ ], 2024, relating to this Proxy Statement (the “Proxy Statement SAI”);

●	the Prospectus of the Target Funds, dated January 31, 2024, as may be amended and supplemented (the “Target Funds Prospectus”) (File Nos. 333-206240 and 811-23084);

●	the Statement of Additional Information of the Target Funds, dated January 31, 2024, as may be amended and supplemented (the “Target Fund SAI”) (File Nos. 333-206240 and 811-23084); and

●	the Annual Report for the Target Funds for the fiscal year ended September 30, 2023 (the “Target Fund Annual Report”) (File No. 811-23084).

●	the Semi-Annual Report for the Target Funds for the fiscal period ended March 31, 2024 (the “Target Fund Semi-Annual Report”) (File No. 811-23084).

This Proxy Statement will be mailed on or about [ ], 2024 to shareholders of record of the Fund as of August 23, 2024.

Each Target Fund is a registered open-end management investment company. The Target Fund Prospectus, the Target Fund Annual Report and the Target Fund Semi-Annual Report have previously been delivered to Target Fund shareholders. Additional information about the Acquiring Funds that will be included in the Acquiring Funds’ Prospectus, when available, is included in Appendix D to this Proxy Statement. Each Acquiring Fund is newly-organized and currently has no assets or liabilities. Each Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganizations for the purpose of acquiring the assets and liabilities of the corresponding Target Fund. The Acquiring Funds will not commence operations until the date of the Reorganizations.

Copies of this Proxy Statement, the Proxy Statement SAI, and any of the foregoing documents relating to the Target Funds are available upon request and without charge by calling the Target Funds at 1-800-617-0004, visiting https://www.subversiveetfs.com, or writing to the Target Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Copies of documents relating to the Acquiring Funds, when available, may be obtained upon request and without charge by writing to Tidal ETF Trust at the same address or by calling (toll-free) at (844) 986-7700 or visiting https://www.subversiveetfs.com.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Target Funds or the Acquiring Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in any fund involves investment risk, including the possible loss of principal.

PROPOSALS 1 AND 2 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The Board of Trustees of SPT, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), recommends that shareholders of each Target Fund approve the Plan, pursuant to which each Target Fund will reorganize into the corresponding Acquiring Fund of the same name and each Target Fund shareholder will become a shareholder of the corresponding Acquiring Fund of the same name. A form of the Plan is attached to this Proxy Statement as Appendix A. The SPT Board considered the Reorganization at a meeting held on August 23, 2024. Based upon the recommendation of Tidal, the Board’s evaluation of the terms of the Plan, and detailed information requested and received by the Board in advance of the meeting, the SPT Board, including all of the Trustees who are not “interested persons” of SPT (as that term is defined in the 1940 Act) (the “Independent Trustees”), unanimously approved the Plan. In approving the Plan, the SPT Board, including the Independent Trustees, unanimously determined that the Reorganizations are in the best interests of each Target Fund and that the interests of the existing shareholders of each Target Fund would not be diluted as a result of the Reorganizations. See the “Board Considerations” section below for a summary of factors considered by the Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize each Target Fund into a series of Tidal Trust, a fund with the same investment adviser and substantially similar investment policies and strategies and the same name, a corresponding Acquiring Fund, has been created as a new series of Tidal Trust. If the shareholders of a Target Fund approve the Plan, the Reorganization will have these primary steps:

●	All of the assets of a Target Fund will be transferred to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities;

●	Immediately after the transfer of the Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the Acquiring Fund shares received by the Target Fund pro rata to its shareholders in redemption of the outstanding shares of the Target Fund; and

●	The Target Fund will be liquidated and terminated.

Approval of the Plan with respect to a Target Fund will constitute approval of the transfer of the Target Fund’s assets to the Acquiring Fund, the assumption of the Target Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to Target Fund shareholders, and the liquidation and termination of the Target Fund. The Acquiring Fund shares issued in connection with a Reorganization will have an aggregate NAV equal to the aggregate value of the assets that the Target Fund transferred to the Acquiring Fund, less the Target Fund’s liabilities that the Acquiring Fund assumes. As a result of a Reorganization, existing shareholders of a Target Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of a Target Fund will receive shares of the corresponding Acquiring Fund with a value equal to the aggregate NAV of their shares of the Target Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Fund’s shareholders in connection with a Reorganization.

Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, a Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. Tidal Trust and SPT will receive an opinion from tax counsel confirming such tax treatment.

1

EFFECT OF THE REORGANIZATIONS

The primary purpose of the Reorganizations is to move the investment portfolio and shareholders presently associated with each Target Fund to its corresponding Acquiring Fund.

Certain basic information about the Target Funds and Acquiring Funds is provided in the tables below. A Target Fund and its corresponding Acquiring Fund are sometimes referred to together as the “Funds.”

	Target Dem Fund	Acquiring Rep Fund
Identity of Fund	Unusual Whales Subversive Democratic Trading ETF, a series of Series Portfolios Trust (an open-end management investment company registered with the SEC)	Unusual Whales Subversive Democratic Trading ETF, a series of Tidal ETF Trust (an open-end management investment company registered with the SEC)
Listing Exchange	Cboe BZX Exchange, Inc. (the “Exchange”)	Same
Ticker Symbol	NANC	Same following the Reorganization
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Diversified	Non-Diversified

	Target Rep Fund	Acquiring Rep Fund
Identity of Fund	Unusual Whales Subversive Republican Trading ETF, a series of Series Portfolios Trust (an open-end management investment company registered with the SEC)	Unusual Whales Subversive Republican Trading ETF, a series of Tidal ETF Trust (an open-end management investment company registered with the SEC)
Listing Exchange	Cboe BZX Exchange, Inc. (the “Exchange”)	Same
Ticker Symbol	KRUZ	Same following the Reorganization
Fiscal Year-End	September 30	Same
Form of Organization	Series of a Delaware statutory trust	Same
Diversification Status	Diversified	Non-Diversified

Tidal currently serves as investment adviser to each Target Fund. SPT is not affiliated with Tidal Trust or Tidal. The investment objective of each Acquiring Fund will be identical to that of the corresponding Target Fund, and the investment strategies of each Acquiring Fund will be substantially similar to those of the corresponding Target Fund. Although the wording of the description of the investment strategies for each Acquiring Fund varies slightly from the wording of the investment strategies for the corresponding Target Fund, there will be no difference in how Tidal implements the investment strategies for each Acquiring Fund relative to the corresponding Target Fund. In addition, each Target Fund is classified as “diversified” for purposes of the 1940 Act, while each Acquiring Fund is classified as “non-diversified”. While this means that the Acquiring Funds have more flexibility to be concentrated in fewer issuers than the Target Funds, there is not expected to be any meaningful difference in how the Target Funds are managed as compared to the Acquiring Funds.

The Reorganizations will result in a decrease in the unitary management fee currently paid by each Target Fund. Each Target Fund currently pays Tidal a unitary management fee on a monthly basis at the annual rate of 0.75% of the Target Fund’s average daily net assets. Under the Target Funds’ advisory agreement, Tidal pays substantially all expenses of the Target Funds, subject to certain exceptions. Each Acquiring Fund will pay Tidal a unitary management fee on a monthly basis at the annual rate of 0.72% of the Acquiring Fund’s average daily net assets. Under the Acquiring Funds’ advisory agreement, Tidal pays substantially all expenses of the Acquiring Funds, subject to certain exceptions. Both advisory agreements provide that the applicable adviser will not be responsible for paying for the unitary management fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and payments under each Fund’s 12b-1 Plan (defined below).

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Each Target Fund and each Acquiring Fund have adopted a Rule 12b-1 Distribution and Service Plan (each a “12b-1 Plan”) under which each Target Fund and each Acquiring Fund may bear a Rule 12b-1 fee not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, no such fee is currently expected to be paid by either Acquiring Fund, and the Board of Trustees of Tidal Trust has not approved the commencement of any payments under the 12b-1 Plan. Similarly, no such fee is currently being paid by the Target Funds, and the Board of Trustees of SPT has not approved the commencement of any payments under the 12b-1 Plan.

The total annual fund operating expenses for Target Dem Fund is 0.76% per annum of the Target Fund’s average daily net assets per the Target Dem Fund’s current Prospectus. The pro forma estimated total annual fund operating expenses for the Acquiring Dem Fund is 0.73% per annum of the Acquiring Dem Fund’s average daily net assets. The total annual fund operating expenses for Target Rep Fund is 0.83% per annum of the Target Rep Fund’s current Prospectus. The pro forma estimated total annual fund operating expenses for the Acquiring Rep Fund is 0.80% per annum of the Acquiring Rep Fund’s average daily net assets. For each Fund the total annual fund operating expenses exceed the unitary management fee due to acquired fund fees and expenses.

Shareholders will continue to be able to make additional purchases or sales of Target Fund shares through their financial intermediary up to and including the day of the Reorganizations. If the Reorganizations are approved, Target Fund shares will automatically be converted to shares of the corresponding Acquiring Fund. Each Target Fund and each Acquiring Fund issues and redeems Shares at NAV only in creation units which only authorized participants (typically, broker-dealers) may purchase or redeem. Individual shares of each Fund may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because shares of each Fund trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

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SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses of the Funds

The table below describes the fees and expenses that you pay if you buy, hold, and sell shares of each Target Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the corresponding Acquiring Fund after giving effect to the Reorganizations. This table and the Example below do not include the brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares. Expenses for each Target Fund are based on operating expenses of the Target Fund for the fiscal year ended September 30, 2023. Expenses for each Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the same period, assuming the Reorganization had occurred prior to the start of the period.

Fees and Expenses	Target Dem Fund Shares(1)	Acquiring Dem Fund Shares (pro forma)(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.72%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses(3)	0.76%	0.73%

(1)	The Target Dem Fund’s adviser will pay all expenses incurred by the Fund (other than interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Target Dem Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Target Fund’s adviser). Total Annual Fund Operating Expenses do not correlate to the Target Dem Fund’s ratio of expenses to average net assets in the Target Fund’s Financial Highlights, which reflects the operating expenses of the Target Fund but does not include “Acquired Fund Fees and Expenses.”

(2)	The Acquiring Dem Fund’s adviser will pay, or require a third-party to pay, all expenses incurred by the Acquiring Dem Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

4

Fees and Expenses	Target Rep Fund Shares(1)	Acquiring Rep Fund Shares (pro forma)(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.72%
Distribution (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses(3)	0.08%	0.08%
Total Annual Fund Operating Expenses	0.83%	0.80%

(1)	The Target Rep Fund’s adviser will pay all expenses incurred by the Target Rep Fund (other than interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Target Rep Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unified management fee payable to the Target Rep Fund’s adviser). Total Annual Fund Operating Expenses do not correlate to the Target Rep Fund’s ratio of expenses to average net assets in the Target Rep Fund’s Financial Highlights, which reflects the operating expenses of the Target Rep Fund but does not include “Acquired Fund Fees and Expenses.”

(2)	The Acquiring Rep Fund’s adviser will pay, or require a sub-adviser to pay, all expenses incurred by the Acquiring Rep Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Acquiring Rep Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in shares of a Target Fund with the cost of investing in shares of its corresponding Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Dem Fund Shares	$78	$243	$422	$942
Acquiring Dem Fund Shares (pro forma)	$75	$233	$406	$906
Target Rep Fund Shares	$85	$265	$460	$1,025
Acquiring Rep Fund Shares (pro forma)	$82	$255	$444	$990

Fund Performance

If the Reorganizations are approved, each Acquiring Fund will be the accounting survivor of the applicable Reorganization. Accordingly, each Acquiring Fund will assume the performance history of the corresponding Target Fund. The Acquiring Fund does not have its own performance history because it has not yet commenced operations. As of the date of this Proxy Statement, the Acquiring Funds do not yet have a full calendar year of performance history.

5

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected above in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. Because each Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal period ended September 30, 2023, the Target Dem Fund’s portfolio turnover rate was 44% of the average value of its portfolio and the Target Rep Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Objectives, Strategies, and Policies

Each Target Fund and its corresponding Acquiring Fund have identical investment objectives and substantially similar investment strategies, which are presented below.

Each Acquiring Fund has been created as a new series of Tidal Trust solely for the purpose of acquiring the corresponding Target Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganizations. Because each Target Fund and the corresponding Acquiring Fund have identical investment objectives and substantially similar investment strategies, Tidal believes that, if the Reorganizations are approved, the entirety of each Target Fund’s assets will be transferred to and held by the corresponding Acquiring Fund. Although the wording of the description of the investment strategies for each Acquiring Fund varies slightly from the wording of the description of the investment strategies for the corresponding Target Fund, there will be no difference in how Tidal implements the investment strategies for each Acquiring Fund relative to the corresponding Target Fund. In addition, while Tidal uses the same third-party data provider to obtain information relating to trades publicly reported by members of Congress and their families for each of the Target Funds and the Acquiring Funds, the Acquiring Funds provide additional disclosure relating to that third-party data provider. Furthermore, each Target Fund is classified as “diversified” for purposes of the 1940 Act, while each Acquiring Fund is classified as “non-diversified”. While this means that the Acquiring Funds have more flexibility to be concentrated in fewer issuers than the Target Funds, there is not expected to be any meaningful difference in how the Target Funds are managed as compared to the Acquiring Funds.

Each Target Fund’s principal investment strategies are set forth below next to the principal investment strategies for the corresponding Acquiring Fund. The principal investment strategies for each Acquiring Fund are marked to show differences in the wording of the description of the investment strategies relative to the corresponding Target Fund.

Investment Objectives. Each Fund seeks to seeks to achieve long-term capital appreciation. Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may therefore be changed without the approval of the Fund’s shareholders, upon written notice to shareholders.

6

Principal Investment Strategies. The principal investment strategies for each Fund are substantially similar.

Target Dem Fund Principal Investment Strategies Disclosure	Acquiring Dem Fund Principal Investment Strategies

The Fund is an actively managed diversified exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of publicly traded companies that sitting Democratic members of United States Congress and/or their families also have reported to have invested in through public disclosure filings made by such Congresspersons pursuant to the Stop Trading on Congressional Knowledge Act (“STOCK Act”).

The Fund is an actively managed ~~diversified~~ exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of publicly traded companies that sitting Democratic members of the U.S. ~~United States~~ Congress and/or their family members (i.e., a spouse and/or any dependent children) ~~families~~ also have reported to have invested in through public disclosure filings made by such Congresspersons pursuant to the Stop Trading on Congressional Knowledge Act of 2012, as amended (“STOCK Act”).

Members of Congress are permitted to actively trade stocks, options and other financial assets, including securities of companies that may be affected by the outcomes of legislative and executive meetings in which those members of Congress participated. Congresspeople (Senators and members of the House of Representatives) and/or their families are then required to report these transactions on STOCK Act filings, known as Periodic Transaction Reports (“PTRs”). PTRs are filed with either the Senate Office of Public Records or the Clerk of the House of Representatives and made available online pursuant to the Ethics in Government Act (“EIGA”), as amended. PTRs are due within 30 days from when a Congressperson or their spouse becomes aware of a transaction, but no later than 45 days from the date of the transaction.

The Fund will focus on the equity securities purchased or sold by members of Congress who are registered members of the Democratic Party and their families. The Fund will not consider investments by any U.S. Congressperson who is not registered as a member of the Democratic Party (e.g., a U.S. Congressperson who is registered as an Independent but who may caucus as member of the Democratic Party).

Members of Congress are permitted to actively trade stocks, options and other financial assets, including securities of companies that may be affected by the outcomes of legislative and executive meetings in which those members of the U.S. Congress participated. Congresspeople (~~Senators and~~ members of the U.S. Senate and the U.S. House of Representatives) ~~and/or their families~~ are then required to report ~~these~~ transactions made by them and/or their immediate family members on STOCK Act filings, known as Periodic Transaction Reports (“PTRs”). PTRs are filed with either the Senate Office of Public Records or the Clerk of the House of Representatives and made available online pursuant to the Ethics in Government Act of 1978, as amended (“EIGA”)~~, as amended~~. PTRs are due within 30 days from when a Congressperson or their family member ~~spouse~~ becomes aware of a transaction, but no later than 45 days from the date of the transaction.

The Fund will focus on the equity securities purchased or sold by members of Congress who are registered members of the Democratic Party and their family members ~~families~~. The Fund will not consider investments by any U.S. Congressperson who is not registered as a member of the Democratic Party (e.g., a U.S. Congressperson who is registered as an Independent but who may caucus as a member of the Democratic Party).

Tidal Investments LLC the (“Adviser”), the Fund’s investment adviser, will obtain and use information derived by others from PTRs filed by Democratic U.S. Congresspeople and their family members (hereinafter referred to collectively as “Democratic U.S. Congresspeople”) to determine which equity securities of publicly traded companies, and how much of each equity security, to select for the Fund. After establishing an initial portfolio, the Fund will typically buy or sell a security when a position is reported as being bought or sold by Democratic U.S. Congresspeople. The Fund will base its purchases and sales of equity securities of publicly traded companies on trades reported in the PTRs by Democratic U.S. Congresspeople while in office. Because PTRs report a range of transaction values, the Adviser will adjust the relative composition of the Fund’s portfolio based on the midpoint of these ranges.

Tidal Investments LLC (the “Adviser”), the Fund’s investment adviser, will obtain and use information derived by ~~others~~ a third-party data provider (the “Data Provider”) from PTRs filed by Democratic U.S. Congresspeople ~~and~~ on their own behalf and on behalf of their family members (hereinafter referred to collectively as “Democratic U.S. Congresspeople”). See the discussion of the data provider in the section of the Fund’s Prospectus titled “Data Provider.” The Adviser will use the data provided by the Data Provider to determine which equity securities of publicly traded companies, and how much of each equity security, to select for the Fund. ~~After establishing an initial portfolio,~~ T~~t~~he Fund will typically buy or sell a security when a position is reported as being bought or sold by Democratic U.S. Congresspeople. The Fund will base its purchases and sales of equity securities of publicly traded companies on trades reported in the PTRs by Democratic U.S. Congresspeople while in office. Because PTRs report a range of transaction values, the Adviser will adjust the relative composition of the Fund’s portfolio based on the midpoint of these ranges.

To create the Fund’s initial portfolio, the Adviser will obtain and use information derived by others from PTRs filed by Democratic U.S. Congresspeople for the past 3 years. Purchases made during that time will be netted against any sales of the same security to create an initial portfolio of equity securities. As the investment thesis of the Fund is to track the trading activity of Democratic U.S. Congresspeople while in office, equity securities acquired by Democratic U.S. Congresspeople prior to his or her swearing in (or the 3-year lookback period) are not considered when creating the initial portfolio. To the extent a Democratic U.S. Congressperson sells equity securities that were acquired prior to his or her swearing in, the Adviser will not adjust the Fund’s portfolio.

To ~~create~~ manage the Fund’s ~~initial~~ portfolio, the Adviser will obtain and use information derived by the Data Provider ~~others~~ from PTRs filed by Democratic U.S. Congresspeople for the past 3 years. Purchases made during that time will be netted against any sales of the same security when managing the Fund’s ~~to create an initial~~ portfolio of equity securities. As the investment thesis of the Fund is to track the trading activity of Democratic U.S. Congresspeople while in office, equity securities acquired by Democratic U.S. Congresspeople prior to his or her swearing in (or the 3-year lookback period) are not considered when managing ~~creating~~ the Fund’s ~~initial~~ portfolio. To the extent a Democratic U.S. Congressperson sells equity securities that were acquired prior to his or her swearing in, the Adviser will not adjust the Fund’s portfolio.

7

Under normal circumstances, the Fund will invest in a portfolio of between 100 to 200 holdings. However, the number and size of positions held by the Fund will vary based on the number of positions traded by Democratic U.S. Congresspeople. Individual holdings will be weighted based on the level of reported trading in a security by Democratic U.S. Congresspeople. Securities with large purchases, recurring purchases and purchases from multiple Democratic U.S. Congresspeople will be overweighted. Securities with small purchases, recent sales and one-off trades by Democratic U.S. Congresspeople will be excluded or underweighted. The Adviser may exclude positions that are traded by Democratic U.S. Congresspeople at its discretion. Considerations for excluding a security include, but are not limited to, limited liquidity of such security and pending corporate actions that may impact such security.

Same.
When multiple PTRs are made available on the same day by different Democratic U.S. Congresspeople, trades of the same equity securities will be netted for purposes of adjusting the Fund’s portfolio. Trades reported in an individual PTR as bought and sold are excluded. The Fund will also exclude transactions in the securities underlying of any reported options contract trades. In addition to equity securities, the Fund will also transact in sector specific mutual funds and ETFs reported to have been traded on PTRs, but will exclude broad-based mutual fund and ETF trades. The Adviser may also refrain from making de minimis trades (trades representing 1% of the overall portfolio), as such trades will have little to no economic impact on the Fund’s performance.

When multiple PTRs are made available on the same day by different Democratic U.S. Congresspeople, trades of the same equity securities will be netted for purposes of adjusting the Fund’s portfolio. Trades reported in an individual PTR as bought and sold are excluded. The Fund will also exclude transactions in the securities underlying of any reported options contract trades. In addition to equity securities, the Fund will also transact in sector specific mutual funds and ETFs reported to have been traded on PTRs, but will exclude broad-based mutual fund and ETF trades. The Adviser may also refrain from making de minimis trades (small trades that represent~~ing~~ less than 1% of the overall portfolio traded by Democratic U.S. Congresspeople), as such trades will likely have little to no economic impact on the Fund’s performance.

In an effort to achieve its goals, the Fund may engage in active and frequent trading.

In an effort to achieve its goals, the Fund may engage in active and frequent trading. The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

8

Target Rep Fund Principal Investment Strategies Disclosure	Acquiring Rep Fund Principal Investment Strategies

The Fund is an actively managed diversified exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of publicly traded companies that sitting Republican members of United States Congress and/or their families also have reported to have invested in through public disclosure filings made by such Congresspersons pursuant to the Stop Trading on Congressional Knowledge Act (“STOCK Act”).

The Fund is an actively managed ~~diversified~~ exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing primarily in equity securities of publicly traded companies that sitting Republican members of the U.S. ~~United States~~ Congress and/or their family members (i.e., a spouse and/or any dependent children) ~~families~~ also have reported to have invested in through public disclosure filings made by such Congresspersons pursuant to the Stop Trading on Congressional Knowledge Act of 2012, as amended (“STOCK Act”).

Members of Congress are permitted to actively trade stocks, options and other financial assets, including securities of companies that may be affected by the outcomes of legislative and executive meetings in which those members of Congress participated. Congresspeople (Senators and members of the House of Representatives) and/or their families are then required to report these transactions on STOCK Act filings, known as Periodic Transaction Reports (“PTRs”). PTRs are filed with either the Senate Office of Public Records or the Clerk of the House of Representatives and made available online pursuant to the Ethics in Government Act (“EIGA”), as amended. PTRs are due within 30 days from when a Congressperson or their spouse becomes aware of a transaction, but no later than 45 days from the date of the transaction.

The Fund will focus on the equity securities purchased or sold by members of Congress who are registered members of the Republican Party and their families. The Fund will not consider investments by any U.S. Congressperson who is not registered as a member of the Republican Party (e.g., a U.S. Congressperson who is registered as an Independent but who may caucus as member of the Republican Party).

Members of Congress are permitted to actively trade stocks, options and other financial assets, including securities of companies that may be affected by the outcomes of legislative and executive meetings in which those members of the U.S. Congress participated. Congresspeople (~~Senators and~~ members of the U.S. Senate and the U.S. House of Representatives) ~~and/or their families~~ are then required to report ~~these~~ transactions made by them and/or their immediate family members on STOCK Act filings, known as Periodic Transaction Reports (“PTRs”). PTRs are filed with either the Senate Office of Public Records or the Clerk of the House of Representatives and made available online pursuant to the Ethics in Government Act of 1978, as amended (“EIGA”)~~, as amended~~. PTRs are due within 30 days from when a Congressperson or their family member ~~spouse~~ becomes aware of a transaction, but no later than 45 days from the date of the transaction.

The Fund will focus on the equity securities purchased or sold by members of Congress who are registered members of the Republican Party and their family members ~~families~~. The Fund will not consider investments by any U.S. Congressperson who is not registered as a member of the Republican Party (e.g., a U.S. Congressperson who is registered as an Independent but who may caucus as a member of the Republican Party).

Tidal Investments LLC (the “Adviser”), the Fund’s investment adviser, will obtain and use information derived by others from PTRs filed by Republican U.S. Congresspeople and their family members (hereinafter referred to collectively as “Republican U.S. Congresspeople”) to determine which equity securities of publicly traded companies, and how much of each equity security, to select for the Fund. After establishing an initial portfolio, the Fund will typically buy or sell a security when a position is reported as being bought or sold by Republican U.S. Congresspeople. The Fund will base its purchases and sales of equity securities of publicly traded companies on trades reported in the PTRs by Republican U.S. Congresspeople while in office. Because PTRs report a range of transaction values, the Adviser will adjust the relative composition of the Fund’s portfolio based on the midpoint of these ranges.

Tidal Investments LLC (the “Adviser”), the Fund’s investment adviser, will obtain and use information derived by ~~others~~ a third-party data provider (the “Data Provider”) from PTRs filed by Republican U.S. Congresspeople ~~and~~ on their own behalf and on behalf of their family members (hereinafter referred to collectively as “Republican U.S. Congresspeople”). See the discussion of the data provider in the section of the Fund’s Prospectus titled “Data Provider.” The Adviser will use the data provided by the Data Provider to determine which equity securities of publicly traded companies, and how much of each equity security, to select for the Fund. ~~After establishing an initial portfolio,~~ T~~t~~he Fund will typically buy or sell a security when a position is reported as being bought or sold by Republican U.S. Congresspeople. The Fund will base its purchases and sales of equity securities of publicly traded companies on trades reported in the PTRs by Republican U.S. Congresspeople while in office. Because PTRs report a range of transaction values, the Adviser will adjust the relative composition of the Fund’s portfolio based on the midpoint of these ranges.

9

To create the Fund’s initial portfolio, the Adviser will obtain and use information derived by others from PTRs filed by Republican U.S. Congresspeople for the past 3 years. Purchases made during that time will be netted against any sales of the same security to create an initial portfolio of equity securities. As the investment thesis of the Fund is to track the trading activity of Republican U.S. Congresspeople while in office, equity securities acquired by Republican U.S. Congresspeople prior to his or her swearing in (or the 3-year lookback period) are not considered when creating the initial portfolio. To the extent a Republican U.S. Congressperson sells equity securities that were acquired prior to his or her swearing in, the Adviser will not adjust the Fund’s portfolio.

To ~~create~~ manage the Fund’s ~~initial~~ portfolio, the Adviser will obtain and use information derived by the Data Provider ~~others~~ from PTRs filed by Republican U.S. Congresspeople for the past 3 years. Purchases made during that time will be netted against any sales of the same security when managing the Fund’s ~~to create an initial~~ portfolio of equity securities. As the investment thesis of the Fund is to track the trading activity of Republican U.S. Congresspeople while in office, equity securities acquired by Republican U.S. Congresspeople prior to his or her swearing in (or the 3-year lookback period) are not considered when managing ~~creating~~ the Fund’s ~~initial~~ portfolio. To the extent a Republican U.S. Congressperson sells equity securities that were acquired prior to his or her swearing in, the Adviser will not adjust the Fund’s portfolio.

Under normal circumstances, the Fund will invest in a portfolio of between 100 to 200 holdings. However, the number and size of positions held by the Fund will vary based on the number of positions traded by Republican U.S. Congresspeople. Individual holdings will be weighted based on the level of reported trading in a security by Republican U.S. Congresspeople. Securities with large purchases, recurring purchases and purchases from multiple Republican U.S. Congresspeople will be overweighted.  Securities with small purchases, recent sales and one-off trades by Republican U.S. Congresspeople will be excluded or underweighted. The Adviser may exclude positions that are traded by Republican U.S. Congresspeople at its discretion. Considerations for excluding a security include, but are not limited to, limited liquidity of such security and pending corporate actions that may impact such security.

Same.

When multiple PTRs are made available on the same day by different Republican U.S. Congresspeople, trades of the same equity securities will be netted for purposes of adjusting the Fund’s portfolio. Trades reported in an individual PTR as bought and sold are excluded. The Fund will also exclude transactions in the securities underlying of any reported options contract trades. In addition to equity securities, the Fund will also transact in sector specific mutual funds and ETFs reported to have been traded on PTRs, but will exclude broad-based mutual fund and ETF trades. The Adviser may also refrain from making de minimis trades (trades representing 1% of the overall portfolio), as such trades will have little to no economic impact on the Fund’s performance.

When multiple PTRs are made available on the same day by different Republican U.S. Congresspeople, trades of the same equity securities will be netted for purposes of adjusting the Fund’s portfolio. Trades reported in an individual PTR as bought and sold are excluded. The Fund will also exclude transactions in the securities underlying of any reported options contract trades. In addition to equity securities, the Fund will also transact in sector specific mutual funds and ETFs reported to have been traded on PTRs, but will exclude broad-based mutual fund and ETF trades. The Adviser may also refrain from making de minimis trades (small trades that represent~~ing~~ less than 1% of the overall portfolio traded by Republican U.S. Congresspeople), as such trades will likely have little to no economic impact on the Fund’s performance.

In an effort to achieve its goals, the Fund may engage in active and frequent trading.

In an effort to achieve its goals, the Fund may engage in active and frequent trading. The Fund is deemed to be non-diversified under the 1940 Act, which means that it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund.

As noted above, effective August 2, 2024, Tidal began serving as the investment adviser to each Target Fund pursuant to an interim investment advisory agreement with SPT, on behalf of each Target Fund. Prior to August 2, 2024, the Target Funds were managed by Subversive Capital Advisor LLC (“Subversive,” or the “Sponsor”) and subadvised by Tidal. Subversive managed each Target Fund using the same principal investment strategies described above, except that each Target Fund was managed by Subversive to invest in a portfolio of 500-600 securities instead of 100-200 securities, which is the range used by Tidal in managing each Target Fund’s portfolio.

10

Principal Risks

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares (the “Shares”) may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

Although the Funds describe the principal risks somewhat differently, the principal risks of investing in each Target Fund are substantially similar to the corresponding Acquiring Fund, as their investment objectives are identical and the investment strategies of the Funds are substantially similar. The principal risks of investing in the Funds are set forth below. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the applicable Fund, regardless of the order in which it appears. As with any investment, there is a risk you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives. The following risks could affect the value an investors performance in a Fund:

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure
Active Management Risk. The Fund is actively managed and subject to the risk that the Adviser’s use of investment techniques and risk analyses to make investment decisions fails to perform as expected, which may cause the Fund to lose value.	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.	No corresponding risk factor.
Democratic Party Investing Risk. The pattern of investing by members of the Democratic Party and their spouses are often a reflection of committees on which a congressperson sits and the types of companies or trade associations lobbying members of those congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which congresspersons who are members of the Democratic Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.	Democratic Party Investing Risk. The pattern of investing by members of the Democratic Party and their family members are often a reflection of committees on which a Congressperson sits and the types of companies or trade associations lobbying members of those Congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which Congresspersons who are members of the Democratic Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

11

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure
Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by others from PTRs to create an initial portfolio and to adjust the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the Ethics in Government Act of 1978, as amended (the “EIGA”), which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U. S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.	Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by the Data Provider from PTRs to manage the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the EIGA, which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U.S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.

ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:

●     Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●     Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

ETF Risks.

●     Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●     Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

12

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure

●     Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

●     Trading. Although shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●     Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

●     Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.
No corresponding risk factor.	General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

13

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure
Government Regulation Risk. It is possible that legislation or regulation could be enacted that limits, restricts or prevents United States Congresspeople and/or their spouses from personal securities trading. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Fund is able to implement it’s principal investment strategy. Government regulation may change frequently and may have significant adverse consequences for the Fund or its investments. It is not possible to predict fully the effects of current or future regulation.	Same.
High Portfolio Turnover Risk. A high portfolio turnover rate has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.	High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Market Capitalization Risk. These risks apply to the extent the Fund holds securities of large-, mid- and small-capitalization companies.

●     Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●     Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●     Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

14

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines, restrictions on travel, or other restrictions imposed by state or federal regulatory authorities. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy AP transaction requests, and negatively affect the Fund’s performance.	Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, armed conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Newer Adviser Risk. The Adviser has limited experience managing a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective. As a newer investment adviser, the Adviser may experience resource and capacity constraints.	No corresponding risk factor.

Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market markers (other than lead market markers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors do not have a limited track record or history on which to base their investment decisions.
No corresponding risk factor.	Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.
No corresponding risk factor.

Other Investment Companies Risk. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

15

Target Dem Fund Risk Disclosure	Acquiring Dem Fund Risk Disclosure
Reporting Delay Risk. Members of Congress are required to report certain securities transactions (purchases, sales or exchanges of assets covered by the STOCK Act) totaling over $1,000 within 30 days of purchasing those securities or becoming aware of such a transaction, but have up to 45 days to submit such reports. Accordingly, the Fund will not purchase or sell securities at the same time as members of Congress. As a result, the Fund may purchase a security at a higher price or sell a security at a lower price than it would have if purchased or sold at the same time as the member of Congress. The Fund would also hold a security for a period of time even though the congressperson no longer holds the security, which may negatively affect the Fund’s performance.	Same.

Small- and Mid-Capitalization Companies Risk. The Fund may invest in the securities of small- and mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Refer to “Market Capitalization Risk” above.

Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure
Active Management Risk. The Fund is actively managed and subject to the risk that the Adviser’s use of investment techniques and risk analyses to make investment decisions fails to perform as expected, which may cause the Fund to lose value.	Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.	No corresponding risk factor.

16

Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure
Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by others from PTRs to create an initial portfolio and to adjust the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the Ethics in Government Act of 1978, as amended (the “EIGA”), which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U. S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.	Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by the Data Provider from PTRs to manage the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the EIGA, which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U.S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.

ETF Risks. The Fund is an ETF, and, as a result of its structure, it is exposed to the following risks:

●     Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has only a limited number of institutional investors (known as “Authorized Participants” or “APs”) that are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to the Fund’s net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

ETF Risks.

●     Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

17

Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure

●     Costs of Buying or Selling Shares. Due to the costs of buying or selling shares of the Fund, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●     Shares May Trade at Prices Other Than NAV. As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

●     Trading. Although shares of the Fund are listed for trading on the Cboe BZX Exchange, Inc. (the “Exchange”), there can be no assurance that an active trading market for shares will develop or be maintained or that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the market for shares of the Fund may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity for the Fund’s shares, in turn, can lead to differences between the market price of the Fund’s shares and the underlying value of those shares. In addition, trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

●     Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●     Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

●     Trading. Although Shares are listed on a national securities exchange, such as Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, sectors or companies in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stocks and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.
No corresponding risk factor.	General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

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Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure
Government Regulation Risk. It is possible that legislation or regulation could be enacted that limits, restricts or prevents United States Congresspeople and/or their spouses from personal securities trading. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Fund is able to implement it’s principal investment strategy. Government regulation may change frequently and may have significant adverse consequences for the Fund or its investments. It is not possible to predict fully the effects of current or future regulation.	Same.
High Portfolio Turnover Risk. A high portfolio turnover rate has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability. High portfolio turnover also necessarily results in greater transaction costs which may reduce Fund performance.	High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.
Large-Capitalization Companies Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Market Capitalization Risk. These risks apply to the extent the Fund holds securities of large-, mid- and small-capitalization companies.

●     Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

●     Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

●     Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

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Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure
Market Events Risk. One or more markets in which the Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world. The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 and subsequent efforts to contain its spread have resulted and may continue to result in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. In addition, the Fund may face challenges with respect to its day-to-day operations if key personnel of the Adviser or other service providers are unavailable due to quarantines, restrictions on travel, or other restrictions imposed by state or federal regulatory authorities. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy AP transaction requests, and negatively affect the Fund’s performance.	Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, armed conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.
Newer Adviser Risk. The Adviser has limited experience managing a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective. As a newer investment adviser, the Adviser may experience resource and capacity constraints.	No corresponding risk factor.

Newer Fund Risk. As of the date of this Prospectus, the Fund has a limited operating history and may not attract sufficient assets to achieve or maximize investment and operational efficiencies. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. Further, market markers (other than lead market markers) have no obligation to make markets in the Shares and may discontinue doing so at any time without notice.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors do not have a limited track record or history on which to base their investment decisions.
No corresponding risk factor.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

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Target Rep Fund Risk Disclosure	Acquiring Rep Fund Risk Disclosure
No corresponding risk factor.

Other Investment Companies Risk. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Reporting Delay Risk. Members of Congress are required to report certain securities transactions (purchases, sales or exchanges of assets covered by the STOCK Act) totaling over $1,000 within 30 days of purchasing those securities or becoming aware of such a transaction, but have up to 45 days to submit such reports. Accordingly, the Fund will not purchase or sell securities at the same time as members of Congress. As a result, the Fund may purchase a security at a higher price or sell a security at a lower price than it would have if purchased or sold at the same time as the member of Congress. The Fund would also hold a security for a period of time even though the congressperson no longer holds the security, which may negatively affect the Fund’s performance.

Same.
Republican Party Investing Risk. The pattern of investing by members of the Republican Party and their spouses are often a reflection of committees on which a congressperson sits and the types of companies or trade associations lobbying members of those congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which congresspersons who are members of the Republican Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.	Republican Party Investing Risk. The pattern of investing by members of the Republican Party and their family members are often a reflection of committees on which a Congressperson sits and the types of companies or trade associations lobbying members of those Congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which Congresspersons who are members of the Republican Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Small- and Mid-Capitalization Companies Risk. The Fund may invest in the securities of small- and mid-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small- and mid-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.

Refer to “Market Capitalization Risk” above.

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Portfolio Holdings Information

For a description of the Target Funds’ policies and procedures with respect to the disclosure of its portfolio holdings, see “Portfolio Holdings” in the Target Funds’ Prospectus and “Portfolio Holdings Information” in the Target Funds’ SAI, which are incorporated by reference herein.

For a description of the Acquiring Funds’ policies and procedures with respect to the disclosure of its portfolio holdings, see the section titled “Portfolio Holdings Disclosure Policies and Procedures” in the SAI relating to this Proxy Statement. which is incorporated by reference herein.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov.

Comparison of Fundamental Investment Restrictions

The investment restrictions adopted by each Target Fund and its corresponding Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Fund’s Board of Trustees without affirmative shareholder approval) with respect to borrowing money, issuing senior securities, lending money, acquiring real estate and underwriting securities are functionally identical but are described slightly differently. Each Fund has adopted a fundamental investment restriction that prohibits concentrating investments in a particular industry or group of industries, although the fundamental investment restriction for the Target Funds permits industry concentration to the extent that investing in accordance with Democratic or Republican U.S. Congresspeople, as applicable, results in an industry concentration. In addition, the Target Funds have adopted a fundamental investment restriction prohibiting each Target Fund from making investments for the purpose of exercising control or acquiring management of a company. The Acquiring Funds have not adopted a fundamental investment restriction relating to making investments for the purpose of exercising control or acquiring management of a company. The following table reflects each Fund’s respective investment restrictions.

A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. A non-fundamental limitation may be changed by a Fund’s Board of Trustees without shareholder approval.

Target Dem Fund / Target Rep Fund	Acquiring Dem Fund / Acquiring Rep Fund
Each Fund may not lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Each Fund may not make loans, except to the extent permitted under the 1940 Act

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Target Dem Fund / Target Rep Fund	Acquiring Dem Fund / Acquiring Rep Fund
Each Fund may not borrow money, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.	Each Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

Each Fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Each Fund may not concentrate its investments in a particular industry, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that (i) the Unusual Whales Subversive Democratic Trading ETF will concentrate in an industry or group of industries to the extent that investing in accordance with investments of Democratic members of the U.S. Congress and their spouses results in an industry concentration, and (ii) the Unusual Whales Subversive Republican Trading ETF concentrate in an industry or group of industries to the extent that investing in accordance with investments of Republican members of the U.S. Congress and their spouses results in an industry concentration. Each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; (ii) tax-exempt obligations of state or municipal governments and their political subdivisions; (iii) securities of other investment companies; and (iv) repurchase agreements.

Each Fund may not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Each Fund may not purchase or sell real estate, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority (although each Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs).

Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, REITs or securities of companies engaged in the real estate business.
Each Fund may not buy or sell commodities or commodity (futures) contracts, except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

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Target Dem Fund / Target Rep Fund	Acquiring Dem Fund / Acquiring Rep Fund

Each Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority, and except to the extent that the Funds may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

Each Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.
Each Fund may not make investments for the purpose of exercising control or acquiring management of a company.	No corresponding restriction.

For the Target Funds, except with respect to borrowing, all percentage or rating restrictions on an investment or use of assets set forth herein or in the Target Funds’ Prospectus are adhered to at the time of investment. Later changes in the percentage or rating resulting from any cause other than actions by a Target Fund will not be considered a violation of a Target Fund’s investment restrictions. If the value of a Target Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable due to subsequent fluctuations in value or other reasons, the Board will consider what actions are appropriate to maintain adequate liquidity.

In determining its compliance with the fundamental investment restriction on concentration, each Acquiring Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, each Acquiring Fund will look through to the user or use of private activity municipal bonds to determine their industry. If a percentage limitation is adhered to at the time of an Acquiring Fund’s investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

Management

Boards of Trustees

Overall responsibility for oversight of SPT rests with its Board. The Board is responsible for overseeing Tidal and other service providers in the operations of SPT in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and SPT’s governing documents. SPT currently has four Trustees, one of whom is an “interested person,” as that term is defined in the 1940 Act. A list of the Trustees and officers of SPT, and their present positions and principal occupations, is provided under “Trustees and Executive Officers” in the Target Fund SAI, which is incorporated by reference into this Proxy Statement.

Overall responsibility for oversight of Tidal Trust rests with its Board of Trustees (the “Tidal Trust Board”). The Tidal Trust Board is responsible for overseeing Tidal and other service providers in the operations of Tidal Trust in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Tidal Trust’s governing documents. Tidal Trust currently has four Trustees, one of whom is an “interested person,” as that term is defined in the 1940 Act. A list of the Trustees and officers of Tidal Trust, and their present positions and principal occupations, is provided under the section titled “Management of the Trust” in the SAI relating to this Proxy Statement.

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Investment Advisers

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an investment adviser registered with the SEC. Effective August 2, 2024, Tidal began serving as the investment adviser to each Target Fund pursuant to an interim investment advisory agreement with SPT, on behalf of each Target Fund. Prior to August 2, 2024, Tidal served as the investment sub-adviser responsible for trading portfolio securities for each Target Fund, and Subversive served as the investment adviser responsible for the day-to-day management of each Target Fund. Tidal will serve as the investment adviser to the Acquiring Funds and will be responsible for the day-to-day management of, and trading of portfolio securities for, each Acquiring Fund.

Portfolio Managers

The following portfolio managers have been jointly and/or primarily responsible for the day-to-day management of the Target Funds since August 2, 2024, and will serve in the same capacity for the Acquiring Funds:

Portfolio Managers
Michael Venuto, Chief Investment Officer of Tidal
Daniel Weiskopf, Portfolio Manager for Tidal

Please see Appendix D to this Proxy Statement for additional information about each of the portfolio managers. The Target Fund SAI, which is incorporated by reference into this Proxy Statement, and the Proxy Statement SAI provide additional information about the Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

Investment Advisory Fees

Pursuant to an interim investment advisory agreement between SPT, on behalf of the Target Funds, and Tidal (the “SPT Interim Advisory Agreement”), each Target Fund pays Tidal a unitary management fee for the services and facilities it provides payable on a monthly basis at an annual rate of 0.75% of the Target Fund’s average daily net assets. Under the SPT Interim Advisory Agreement, Tidal is responsible for paying all expenses of the Target Funds, except for interest charges on any borrowings, dividends and other expenses on securities sold short; taxes; brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; acquired fund fees and expenses; accrued deferred tax liability; extraordinary expenses; distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to Tidal.

As noted above, Subversive previously served as the investment adviser to each of the Target Funds pursuant to an investment advisory agreement with SPT, on behalf of the Target Funds (the “Subversive Advisory Agreement”). Effective August 2, 2024, upon the recommendation of Subversive and Tidal, the SPT Board approved the termination of the Subversive Advisory Agreement and the subadvisory agreement between Tidal and Subversive with respect to the Target Funds (the “Tidal Subadvisory Agreement”), and the SPT Board also approved, pursuant to Rule 15a-4 under the 1940 Act, the appointment of Tidal as investment adviser to the Target Funds under the SPT Interim Advisory Agreement. Rule 15a-4, in relevant part, permits the appointment of an investment adviser on an interim basis, without shareholder approval when such approval would otherwise be required, subject to certain conditions. Among these conditions, the interim agreement can only remain in effect for a period up to 150 days. Accordingly, the SPT Interim Advisory Agreement will remain in effect for 150 days from its effective date (through December 30, 2024).

The terms and conditions of the SPT Interim Advisory Agreement are substantively similar to those of the Subversive Advisory Agreement except for differences reflecting the requirements of Rule 15a-4, such as the date of execution, duration of the agreement and termination.

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Pursuant to an investment advisory agreement between Tidal Trust, on behalf of the Acquiring Funds, and Tidal (the “Tidal Advisory Agreement”), each Acquiring Fund will pay Tidal a unitary management fee based on its average daily net assets for the services and facilities it provides payable at the annual rate of 0.72% of the Acquiring Fund’s average daily net assets. Tidal will pay all the costs of the Acquiring Fund, except for the unitary management fee, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses.

A discussion regarding the basis for the SPT Board’s approval of the SPT Interim Advisory Agreement with respect to the Target Funds will be available in the Target Funds’ Form N-CSR for the fiscal year ending September 30, 2024. A discussion regarding the basis for the Tidal Trust Board’s approval of the Tidal Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Funds’ first Form N-CSR following the Reorganizations.

Fund Sponsor

With respect to the Acquiring Funds, Tidal and Subversive Capital Advisor LLC, former investment adviser to the Target Funds, have entered into a fund sponsorship agreement pursuant to which Sponsor is a sponsor to each Acquiring Fund. Under this arrangement, Sponsor has agreed to provide financial support (as described below) to the Acquiring Funds. Every month, unitary management fees for the Acquiring Funds are calculated and paid to Tidal, and Tidal retains a portion of the unitary management fees from the Acquiring Funds.

In return for its financial support for the Acquiring Funds, Tidal has agreed to pay Sponsor a portion of any remaining profits generated by unitary management fees of the Acquiring Funds. If the amount of the unitary management fees exceeds an Acquiring Fund’s operating expenses and the Tidal-retained amount, that excess amount is considered “remaining profit.” In that case, Tidal will pay a portion of the remaining profits to Sponsor.

Further, if the amount of the unitary management fee is less than an Acquiring Fund’s operating expenses and the Tidal-retained amount, Sponsor is obligated to reimburse Tidal for a portion of the shortfall.

The fund sponsorship agreement described above is substantially similar to the fund sponsorship agreement currently in place between Sponsor and Tidal with respect to each Target Fund.

Data Provider

Tidal has entered into an agreement with Unusual Whales, Inc. to provide data relating to the PTRs for members of Congress and their families. Unusual Whales, Inc. does not make investment decisions, provide investment advice or otherwise act in the capacity of an investment adviser to the Funds.

Other Service Providers

The following table identifies the principal service providers that service the Target Funds and that are expected to service the Acquiring Funds:

	Target Fund	Acquiring Fund
Administrator	U.S. Bancorp Fund Services, LLC	Tidal ETF Services LLC
Sub-Administrator	Not applicable	U.S. Bancorp Fund Services, LLC
Fund Accounting	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Quasar Distributors, LLC	Foreside Fund Services, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.
Legal Counsel	Kirkland & Ellis LLP	Godfrey & Kahn, S.C.

26

Purchase and Redemption of Shares in Creation Units

Each Fund issues and redeems shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Individual shares of the Funds may only be purchased and sold in secondary market transactions through brokers. Shares can be bought or sold through an investor’s broker throughout the trading day like shares of any publicly traded issuer. Because shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, the investor will incur customary brokerage commissions and charges, and may pay some or all of the spread between the bid and the offered prices (the “bid-ask spread”) in the secondary market for shares. The price at which an investor buys or sells shares (i.e., the market price) may be more or less than the NAV of the shares. Unless imposed by the broker, there is no minimum dollar amount that shareholders must invest in the Funds and no minimum number of shares that shareholders must buy. Shares of the Target Funds are listed, and shares of the Acquiring Funds following the Reorganization will be listed, for trading on Cboe BZX Exchange, Inc. (the “Exchange”). Recent information about each Target Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Target Funds’ website at https://www.subversiveetfs.com/.

For a discussion of how the Target Funds’ shares may be purchased and redeemed, as applicable, see “Purchase and Sale of Fund Shares” and “How to Buy and Sell Shares” in the Target Fund Prospectus incorporated by reference herein. For a discussion of how the Acquiring Funds’ shares may be purchased, exchanged, and redeemed, as applicable, see “How to Buy and Sell Shares” in Appendix D attached to this Proxy Statement.

Tax Information

Distributions shareholders receive from a Fund are generally taxable to them as ordinary income for federal income tax purposes, except that distributions may be taxed to shareholders at long-term capital gain rates to the extent reported by a Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to a shareholder if such shareholder is investing through a tax-advantaged retirement plan account or is a tax-exempt investor, although such shareholder may be taxed on withdrawals from such shareholder’s tax-advantaged account.

BOARD CONSIDERATIONS

The Reorganizations were presented to the SPT Board for consideration and approval at a meeting held on August 23, 2024. Prior to voting to approve the Reorganizations, the Trustees requested and received detailed information regarding the Reorganizations and conferred among themselves and SPT’s officers and with senior representatives of Tidal and Subversive about the Reorganizations. At a series of meetings held prior to the meeting on August 23, 2024, senior representatives of Tidal and Subversive made presentations to, and responded to questions from, the SPT Board regarding the Reorganizations and other matters relevant to the Board’s consideration of the Reorganizations.

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After reviewing and evaluating the information presented to the SPT Board, including the factors summarized below and other information in this Proxy Statement, the SPT Board, including all of the Independent Trustees, unanimously approved the Reorganizations and determined to recommend that shareholders of the Target Funds approve the Reorganizations. In approving the Reorganizations, the SPT Board, including all of the Independent Trustees, determined that the Reorganizations are in the best interests of the Target Funds, and that the interests of Target Fund shareholders would not be diluted as a result of the Reorganizations. The determinations were made on the basis of each Trustee’s judgment after consideration of all of the factors taken as a whole, though individual Trustees may have attributed different weights to different factors. During their consideration of the Reorganizations, the Independent Trustees consulted with their independent legal counsel as they deemed appropriate.

The SPT Board considered all factors deemed pertinent in its business judgment in evaluating the Reorganizations, including those discussed below.

Recommendation of Tidal and Subversive. The SPT Board considered that Tidal and Subversive believe that the Reorganizations are in the best interests of the Target Funds and their shareholders and recommended and requested that the SPT Board approve the Reorganizations.

The Terms and Conditions of the Reorganizations. The SPT Board considered the terms and conditions of the Plan and, in particular, that the transfer of the assets of a Target Fund will be in exchange for shares of the corresponding Acquiring Fund and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. The SPT Board also took note of the fact that no commission or other transactional fees would be imposed on the Target Funds’ shareholders in connection with the Reorganizations. In addition, the SPT Board noted that pursuant to the Plan, each Target Fund shareholder’s account will be credited with the number of corresponding Acquiring Fund shares equal to the aggregate NAV of the Target Fund shares that each shareholder holds immediately prior to the Reorganizations. The SPT Board also noted that the value of each Target Fund’s assets to be acquired and the amount of its liabilities to be assumed by the corresponding Acquiring Fund and the NAV of a share of the Target Fund will be determined in accordance with the valuation methodologies described in the Target Fund Prospectus and SAI, as may be supplemented. Based on this information, the SPT Board determined that the interests of the Target Fund shareholders would not be diluted as a result of the Reorganizations.

Transition of Target Funds to Tidal Trust. The SPT Board considered that the Reorganizations are part of an overall strategic plan presented by Tidal and Subversive that would allow a transition to a new management structure for the Target Funds (the “Transition”). The SPT Board considered that, as part of the Transition, the Target Funds would be reorganized from SPT into Tidal’s family of funds exclusively containing ETFs managed by Tidal and, in connection therewith, Tidal (the former sub-adviser to the Target Funds) would replace Subversive (the former investment adviser to the Target Funds) as the Funds’ investment adviser on a long-term basis. The SPT Board considered that Tidal and Subversive believe the Transition, including access to Tidal’s operating and distribution platforms, would enhance the long-term viability of the Funds and result in more customized distribution support for the Funds. In this regard, the SPT Board considered that, without the Transition, the Target Funds would not likely achieve significant asset growth on their own and that the Target Funds may be liquidated if there were not sufficient ongoing expense subsidiaries.

The SPT Board considered that, in preparation for the Transition, and upon the recommendation of Tidal and Subversive, it approved the termination of the Subversive Advisory Agreement and the Tidal Subadvisory Agreement and appointed Tidal to serve as the Target Funds’ investment adviser pursuant to the SPT Interim Advisory Agreement, effective as of August 2, 2024. The SPT Board considered certain changes to the Target Funds in connection with the SPT Interim Advisory Agreement, including the replacement of Subversive with Tidal as the investment adviser and related changes to the Target Funds’ portfolio managers. The SPT Board noted that the SPT Interim Advisory Agreement did not result in any change to each Target Fund’s investment objective or any material change to each Target Fund’s principal investment strategies, although each Target Fund is currently managed by Tidal to invest, under normal circumstances, in a portfolio of between 100 to 200 holdings instead of the previous range of between 500 and 600 holdings. The SPT Board considered that the manner in which Tidal currently manages the Target Funds’ portfolios under the SPT Interim Advisory Agreement is intended to be substantially similar to that of Tidal’s management of the Acquiring Funds’ portfolios following the Reorganizations.

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Management. The SPT Board considered that the Reorganizations will allow continuity in the current day-to-day management of the Target Funds’ portfolios. The SPT Board noted that Tidal, the current interim investment adviser to the Target Funds, will serve as the investment adviser to the Acquiring Funds following the Reorganizations. The SPT Board also noted that the portfolio managers who are currently responsible for the day-to-day management of the Target Funds’ portfolios will continue to serve in the same capacity following the Reorganizations. In addition, the SPT Board considered a representation from Tidal that the Reorganizations will not result in any reduction in the level or quality of advisory services that the shareholders of the Acquiring Funds will receive compared to the advisory services they currently receive as shareholders of the Target Funds.

Same Investment Objective and Substantially Similar Investment Strategies. The SPT Board considered that Tidal will manage each Acquiring Fund in accordance with the same investment objective and substantially similar investment strategies, policies, and risks as the corresponding Target Fund immediately prior to the Reorganizations. The Board considered a representation from Tidal that it will have arrangements in place with Unusual Whales, the Data Provider, to obtain the data necessary for the implementation of the Acquiring Funds’ investment strategies. The SPT Board considered that, unlike the Target Funds, which are classified as “non-diversified” under the 1940 Act, each Acquiring Fund is classified as “diversified”. The SPT Board noted that, although the Acquiring Funds have more flexibility to be concentrated in fewer issuers than the Target Funds, there is not expected to be any meaningful difference in how the Target Funds are managed as compared to the Acquiring Funds. The SPT Board also considered a comparison of the other fundamental investment restrictions adopted by each Target Fund to those of its corresponding Acquiring Fund, noting that the investment restrictions with respect to borrowing money, issuing senior securities, lending money, acquiring real estate and underwriting securities are functionally identical, and that the differences in industry concentration policies are not expected to materially impact the Acquiring Funds’ principal investment strategies.

Expenses Relating to Reorganization. The SPT Board considered that neither the Target Funds nor the Target Fund shareholders will incur any expenses in connection with the Reorganizations, except that each Target Fund will bear any transaction costs incurred by it from the sale of any portfolio securities in connection with the Reorganizations. The Board noted that Tidal does not expect any repositioning of the Target Funds’ portfolios in connection with the Reorganization beyond normal trading activities that align with the investment strategies for the Target Funds. The SPT Board noted that all expenses relating to the proposed Reorganizations, which are estimated to be approximately $160,000, whether or not consummated, will be borne by Subversive and Tidal, including expenses related to preparing and filing the registration statement that includes this Proxy Statement, the cost of copying, printing, and mailing the Proxy Statement, and any legal fees incurred to facilitate the Reorganizations.

Relative Expense Ratios. The SPT Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in “Summary Comparison of the Funds—Fees and Expenses of the Funds” section above), which indicated that the Reorganizations are expected to result in a lower total annual fund operating expense ratio for the shareholders of each Target Fund immediately after the consummation of the Reorganizations. The SPT Board noted that each Acquiring Fund’s contractual unitary management fee would 3 basis points lower than the contractual unitary management fee for the corresponding Target Fund.

Service Providers. The SPT Board considered the types of services expected to be provided to the Acquiring Funds by the third-party service providers retained by Tidal Trust, which have substantial experience and provide such services to a large number of registered fund complexes. The SPT Board noted that certain key third-party service providers retained by Tidal Trust are the same as those currently serving SPT, including the fund accountant, transfer agent, custodian, and independent registered public accounting firm.

Distribution; Distribution and Service Fees. The SPT Board considered that the Acquiring Funds’ distributor, Foreside Fund Services LLC (“Foreside”), and the Target Funds’ distributor, Quasar Distributors, LLC, are affiliated entities under common control. The SPT Board noted Foreside’s commitment to distribute the shares of the Acquiring Funds and Tidal’s commitment to bringing the full extent of its distribution capabilities to bear with respect to the assets to be reorganized into the Acquiring Funds. The SPT Board further considered that, like the Target Funds, the Acquiring Funds have adopted a Rule 12b-1 Distribution and Service Plan under which an Acquiring Fund may charge a Rule 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets, but that no such fee is currently expected to be paid by the Acquiring Funds and the Tidal Trust Board has not approved the commencement of any payments under the plan.

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The Experience and Expertise of the Investment Adviser. The SPT Board considered information about the experience, expertise, reputation, capabilities, and operations of Tidal in serving as investment adviser to ETFs, including with respect to Tidal’s management of the Target Funds under the SPT Interim Advisory Agreement. The SPT Board considered that Tidal is an investment adviser that, as of June 30, 2024, had assets under management of approximately $17.16 billion and served as the investment adviser or sub-adviser for 194 registered funds. The SPT Board also considered Tidal’s representations that its key personnel have significant experience providing investment advisory services to ETFs. In addition, the SPT Board considered Tidal’s regulatory history and Tidal’s legal, compliance and administrative and other services that would support the Acquiring Funds.

The Financial Resources of the Investment Adviser. The SPT Board considered information about Tidal’s financial resources and commitment to subsidize the expenses of the Acquiring Funds to the extent necessary while the ETFs continue to grow. The SPT Board considered that, as part of the Target Funds’ unitary management fee arrangement under the Subversive Advisory Agreement, Subversive had agreed to pay substantially all expenses incurred by the Target Funds. The SPT Board considered that the Transition would relieve Subversive of the obligation to subsidize the expenses of the Target Funds and, as a result, the Transition would eliminate the possibility that Subversive would find it necessary to recommend liquidating the Target Funds because it could no longer subsidize the Target Funds.

The Performance of the Target Funds. The SPT Board considered each Target Fund’s investment performance results since inception, including in comparison to each Target Fund’s benchmark index and Morningstar category. The SPT Board considered that the Acquiring Funds will be the survivors of the Reorganizations of the accounting and performance purposes.

The Growth of the Target Funds. The SPT Board considered the asset levels of the Target Funds and the continued inflows into the Target Funds.

Federal Income Tax Consequences. The SPT Board considered that the Reorganizations are expected to qualify as tax-free reorganizations for federal income tax purposes and that shareholders of the Target Funds are not expected to recognize any gain or loss upon receipt of shares of the corresponding Acquiring Fund in the Reorganizations.

Other Alternatives. The SPT Board considered alternatives to the Reorganizations, including, among others, liquidating the Target Funds or taking no action with respect to the Reorganizations. The SPT Board considered that Subversive and Tidal believe that the Reorganizations provide a better resolution for the Target Funds as compared to these other alternatives. In considering the alternative of liquidation and its potential tax consequences to shareholders, the SPT Board considered that (i) shareholders of the Target Funds would have the opportunity to redeem their Target Fund shares at any time before the Reorganizations without the imposition of any redemption fee, if they do not wish to participate in the Reorganizations and become shareholders of the Acquiring Funds and (ii) the Reorganizations would allow shareholders of the Target Funds who wished to retain their investment after the Reorganizations to do so in an ETF with substantially similar investment strategies managed in a substantially similar manner, without the realization of capital gains or losses that would result from a liquidation.

Other Benefits. The SPT Board considered that the Reorganizations will result in some potential benefits to Subversive and Tidal.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATIONS

Shareholders of each Target Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganizations will be implemented. Material provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached to this Proxy Statement as Appendix A.

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The Plan

With respect to each Reorganization, the Plan provides for the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and the Acquiring Fund’s assumption of the Target Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the corresponding Target Fund at the Closing Date (as defined in the Plan). Immediately after the transfer of a Target Fund’s assets as provided for in the Plan, the Target Fund will distribute the corresponding Acquiring Fund shares pro rata to the Target Fund’s shareholders of record by Tidal Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Fund shares and in complete liquidation of the Target Fund. The outstanding shares of the Target Fund held by the shareholders will then be canceled. As a result of the Reorganizations, each shareholder of a Target Fund will receive the number of shares of the corresponding Acquiring Fund equal in value to such shareholder’s holdings in the Target Fund immediately before the Reorganizations. Shares will be held in book entry form only.

The value of a Target Fund’s assets to be acquired and the liabilities to be assumed, if any, by the corresponding Acquiring Fund and the NAV per share of the Target Fund will be determined as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date (as defined in the Plan) of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the SPT Board and described in the Target Funds’ Prospectus and SAI, as may be amended and supplemented.

Tidal will be responsible for fees related to the preparation, printing and distribution of the N-14 Proxy Statement for the Reorganizations, legal fees of Tidal Trust and Tidal, the cost of a tax opinion and costs associated with organizing the Acquiring Funds. Subversive will bear all other expenses of the Reorganizations, including expenses related to soliciting Target Fund shareholders and holding meetings of the Target Fund shareholders (and adjournments thereof), legal fees of SPT and Subversive Capital Advisor LLC, and any project fees charged by the Target Funds’ or Acquiring Funds’ service providers. For the avoidance of doubt, regardless of whether the Reorganizations are consummated, neither the Acquiring Funds nor the Target Funds will bear the expenses relating to the Reorganizations. Reorganization expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which are expected to be de-minimis and will be borne by Target Funds and Acquiring Funds, as applicable. Total Reorganization expenses are estimated to be $160,000.

Each Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from Godfrey & Kahn, S.C., counsel to Tidal Trust, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date of each Reorganization is expected to be on or about December 9, 2024, or another date agreed to by SPT and Tidal Trust. The Plan may be amended or terminated and one or both Reorganizations abandoned at any time by mutual consent of SPT, on behalf of the Target Funds, and Tidal Trust, on behalf of the Acquiring Funds.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganizations and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of a Target Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganizations and of an investment in the shares of the Acquiring Funds. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganizations.

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Each Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. As a condition to each Reorganization, the Target Fund and the Acquiring Fund have requested an opinion of Godfrey & Kahn, S.C. substantially to the effect that with respect to each Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Target Fund and the Acquiring Fund and on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	the acquisition by the Acquiring Fund of all of the assets of the Target Fund, as provided for in the Plan, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Target Fund upon the transfer of all of its assets to, and the assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code;

3.	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Target Fund in exchange solely for the assumption of all of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

4.	no gain or loss will be recognized by the Target Fund upon the distribution of Acquiring Fund shares to shareholders of the Target Fund in complete liquidation (in pursuance of the Agreement) of the Target Fund pursuant to Section 361(c)(1) of the Code;

5.	the tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer of such assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Target Fund on the transfer pursuant to Section 362(b) of the Code;

6.	the holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

7.	no gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares of beneficial interest of the Target Fund for Acquiring Fund shares pursuant to Section 354(a) of the Code;

8.	the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Target Fund will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code; and

9.	the holding period of the Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held the Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

No opinion will be expressed as to (1) the effect of a Reorganization on the Target Fund, the Acquiring Fund or any shareholder of the Target Fund (a) with respect to any asset as to which unrealized gain or loss is required to be recognized upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (b) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (c) on stock in a passive foreign investment company as defined in Section 1297(a) of the Code, (d) as a result of the closing of a taxable year (or termination thereof), or (e) upon termination of a position, or (2) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind.

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An opinion of counsel is not binding on the IRS or the courts and neither the Target Funds nor the Acquiring Funds has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Description of the Acquiring Fund’s Shares

Shares of each Acquiring Fund issued to the shareholders of the corresponding Target Fund pursuant to the Reorganizations will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of each Target Fund as of August 23, 2024 (the “Record Date,” as defined below) and the corresponding Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Reorganizations, are as follows:

(unaudited)	Target Dem Fund Shares	Acquiring Dem Fund Shares (pro forma)
Net Assets	$165,139,865	$165,139,865
Shares Outstanding	4,475,000	4,475,000
Net Asset Value per Share	$36.90	$36.90

(unaudited)	Target Rep Fund Shares	Acquiring Rep Fund Shares (pro forma)
Net Assets	$33,164,197	$33,164,197
Shares Outstanding	1,075,000	1,075,000
Net Asset Value per Share	$30.85	$30.85

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Funds, see the section entitled “The Trust” in the Target Funds’ SAI, which is incorporated by reference herein. For a general discussion of the operation and organization of the Acquiring Funds, see the section entitled “General Information About the Tidal ETF Trust” in the Proxy Statement SAI.

Rights of the Funds’ Shareholders

SPT is not required to hold annual meetings of shareholders. Each Target Fund share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act. Target Fund shares have no preemptive, exchange, subscription, or conversion rights and are freely transferable. For a description of other significant attributes of shares of the Target Fund see the sections entitled “The Trust” and “Exchange Listing and Trading” in the Target Fund SAI, which is incorporated by reference herein.

Tidal Trust is not required to hold meetings of shareholders. Shares of the Acquiring Funds have equal voting rights. Acquiring Fund shares are freely transferable. Shares of the Acquiring Funds will not have preemptive rights or cumulative voting rights, and none of the shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. For a description of other significant attributes of shares of the Acquiring Funds see the section entitled “Description of Shares” in the Proxy Statement SAI.

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Pricing of Fund Shares

For information on how the NAV per share of each Fund is calculated, see “Determination of Share Price” in the Target Fund Prospectus and “How to Buy and Sell Shares” in Appendix D attached to this Proxy Statement.

Dividends, Other Distributions, and Taxes

Each Target Fund and each Acquiring Fund intend to pay out dividends and interest income at least annually, if any, and distribute any net realized capital gains to their applicable shareholders at least annually. A portion of the distributions made by a Fund may be treated as return of capital for federal income tax purposes. One or more additional distributions may be made generally in December or after a Fund’s fiscal year-end to comply with applicable law. Each Fund will declare and pay income and capital gain distributions in cash. Distributions in cash may be reinvested automatically in additional Fund shares only if the broker through whom you purchased Fund shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For a discussion of the Target Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends, Distributions and their Taxation” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to dividends and distributions, and federal income tax considerations, see “Dividends Distributions, and Taxes” in Appendix D attached to this Proxy Statement.

Frequent Purchases and Redemptions

For a discussion of the Target Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in the Target Fund Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Funds’ policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Shares” in Appendix D attached to this Proxy Statement.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary, the Adviser and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Funds, see “Financial Highlights” which is appended to this Proxy Statement as Appendix B.

VOTING INFORMATION

RECORD DATE, VOTING RIGHTS, AND VOTES REQUIRED

Proxies are being solicited from the shareholders of the Target Funds by the Board for the Special Meeting to be held on December 4, 2024, at 10:00 a.m. Central Time at the offices of SPT’s administrator, U.S. Bancorp Fund Services, LLC, doing business at U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

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The Board has fixed the close of business on August 23, 2024 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of the Target Dem Fund was 4,475,000 and the total number of issued and outstanding shares of the Target Rep Fund was 1,075,000. Shareholders of record who owned five percent or more of the shares of a Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement. Approval of the Plan for a Target Fund will require the vote of a majority of the outstanding securities of the Target Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Target Fund means the lesser of: (a) 67% or more of the voting securities of the Target Fund present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding voting securities are present in person or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Target Fund.

HOW TO VOTE

You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touchtone as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

●	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

●	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank, or other nominee, you should contact your nominee about voting in person at the Special Meeting.

The Target Funds intend to hold the Special Meeting in person. However, due to potential public health and travel concerns associated with COVID-19, the date, time, location or means of conducting the Special Meeting may change. In the event of such a change, the Target Funds will announce alternative arrangements for the Special Meeting as promptly as practicable, which may include holding the Special Meeting by means of remote communication, among other steps, but the Target Funds may not deliver additional soliciting materials to shareholders or otherwise amend the Target Funds’ proxy materials.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the applicable Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the applicable Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

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QUORUM AND ADJOURNMENTS

One-third of a Target Fund’s shares outstanding and entitled to vote will be considered a quorum for the transaction of business. If a quorum of shareholders of a Target Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the vote of a majority of the Target Fund’s shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote for or against any adjournment in their discretion. Abstentions will not be counted for or against such proposal to adjourn. In addition, the Special Meeting, whether or not a quorum is present, may be adjourned by the chairman of the Special Meeting or officers of SPT to another time or place. Any adjourned session of the Special Meeting may be held within a reasonable time without further notice, provided that further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) days from the date of the Special Meeting (in which case the SPT Board shall set a new record date). . Any business that might have been transacted at the Special Meeting with respect to that Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Target Funds on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because Proposals 1 and 2 are expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the Proposal is non-discretionary). Because Proposals 1 and 2 are non-discretionary, SPT does not expect to receive broker non-votes. Abstentions will have the same effect as votes against the Proposal.

SOLICITATION OF PROXIES

The Target Funds expect that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. Morrow Sodali Fund Solutions (“Morrow Sodali”) has been retained to aid in the solicitation of proxies. Subversive Capital Advisor LLC will bear the expenses associated with retaining Morrow Sodali regardless of whether the Reorganizations are consummated.

OTHER INFORMATION

OTHER BUSINESS

The SPT Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganizations.

NEXT MEETING OF SHAREHOLDERS

The Target Funds do not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of Series Portfolios Trust at its principal office within a reasonable time before the proxy materials for the next meeting are sent to shareholders, as determined by the SPT Board. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of SPT within a reasonable time before a solicitation is made. Timely submission of a proposal does not guarantee that the proposal will be included.

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LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Funds in connection with the Reorganizations and the federal income tax consequences of the Reorganizations will be passed upon by Godfrey & Kahn, S.C.

INFORMATION FILED WITH THE SEC AND CBOE BZX EXCHANGE, INC.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by SPT and Tidal Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 200 Vesey Street, Suite 400, New York, NY 10281-1022; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 1450, Chicago, Illinois 60604; Central Regional Office, 1961 Stout Street, Suite 1700, Denver, CO 80294; and Pacific Regional Office, 444 South Flower Street, Suite 900, Los Angeles, CA 90071. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates. In addition, the Target Funds’ shares are listed, and the Acquiring Funds’ shares will be listed, on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange may also be inspected at the offices of the Exchange.

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APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [ ] day of [ ], 2024 by and among (i) Series Portfolios Trust (“SPT”), a Delaware statutory trust, separately on behalf of its respective series identified on Exhibit A hereto (each series a “Target Fund,” and together, the “Target Funds”), (ii) Tidal ETF Trust (“Tidal”), a Delaware statutory trust, separately on behalf of its respective series identified on Exhibit A hereto (each series an “Acquiring Fund,” and together, the “Acquiring Funds”), and (iii) solely for the purposes of Section 9.1 of this Agreement, (a) Tidal Investments LLC, the investment adviser to the Acquiring Funds, and (b) Subversive Capital Advisor LLC, former investment adviser to the Target Funds and proposed sponsor to the Acquiring Funds.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (set forth on Exhibit A hereto) to enter into a transaction pursuant to which: (i) each Target Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for (a) such Acquiring Fund’s assumption of all of the Target Fund’s liabilities as described herein, and (b) shares of such Acquiring Fund of equal value to the net assets of the Target Fund being acquired, and (ii) each Target Fund will distribute the shares of the corresponding Acquiring Fund, on a pro rata basis, to shareholders of the corresponding Target Fund, in connection with the liquidation and termination of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization,” and collectively, the “Reorganizations”); and

WHEREAS, this Agreement is to be treated as if each Reorganization between a Target Fund and its corresponding Acquiring Fund is the subject of a separate agreement. The consummation of one proposed Reorganization is not contingent upon the consummation of the other proposed Reorganization; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code, or any successor provision; and

WHEREAS, each Target Fund and each Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, each Acquiring Fund is newly organized for the purpose of acquiring all of the Assets (as defined below) and assuming all of the liabilities of the corresponding Target Fund; and

WHEREAS, each Acquiring Fund is, and will be at the time of the Closing (as defined below), a shell series of Tidal, without assets or liabilities, created for the purpose of acquiring the assets and assuming the liabilities of the corresponding Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations); and

WHEREAS, each Target Fund currently owns securities and other investments that are assets of the character in which the corresponding Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of SPT, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”)) of SPT, has determined that (1) participation in the applicable Reorganization is in the best interests of each Target Fund, and (2) the interests of the existing shareholders of each Target Fund would not be diluted as a result of the applicable Reorganization. The Board of Trustees of Tidal, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of Tidal, has determined that participation in the applicable Reorganization is in the best interests of each Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATIONS

1.1.	Plan of Transaction

(a)   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Target Fund agrees to convey, transfer and deliver to the corresponding Acquiring Fund of the same name all of the Target Fund’s Assets as defined in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Target Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Target Fund’s Assets net of any liabilities assumed by the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a); and (ii) to assume all of the liabilities of the Target Fund, whether absolute, contingent, known or unknown, accrued or unaccrued, existing at the Closing Date as defined in Section 3.1 (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). Each Target Fund will use commercially reasonable efforts to discharge all of its known liabilities and obligations prior to the Closing consistent with its obligation to continue to pursue its investment objective and strategies in accordance with the terms of its prospectus.

Each Target Fund will distribute the Acquiring Fund Shares received by the Target Fund pro rata to the Target Fund’s shareholders of record determined as of the Closing (as defined in this Section 1.1(a)) (the “Target Fund Shareholders”). All Acquiring Fund Shares delivered to a Target Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

(b)   The assets of each Target Fund to be acquired by the corresponding Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims (whether absolute, contingent, known or unknown, accrued or unaccrued, and including, without limitation, any interest in pending or future legal claims in connection with past or present holdings, whether in the form of class action claims, opt-out, or other direct litigation claims or regulator or government established investor recovery funds claims and any and all resulting recoveries), dividends or interest or other receivables that are owned by the Target Fund, copies of all books and records of the Target Fund on the Closing Date, and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Target Fund prepared as of the Effective Time, as defined in Section 3.1 (the “Closing Statement of Assets and Liabilities”), in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Target Fund’s most recent audited statement of assets and liabilities, if any. The Assets of each Target Fund shall be delivered free and clear of all liens, encumbrances, hypothecations and claims whatsoever, and there shall be no restrictions on the full transfer thereof.

(c)   Any regulatory reporting responsibility of a Target Fund for periods ending prior to the Closing Date, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of SPT, on behalf of each Target Fund, up to and including the Closing Date, as defined in Section 3.1. For the avoidance of doubt, SPT, on behalf of each Target Fund, shall be responsible for (i) preparing and filing the Target Fund’s Form N-CSR (including the annual report to shareholders) for the fiscal period ended September 30, 2024, (ii) delivering the Target Fund’s annual report to shareholders for such fiscal period, and (iii) preparing and filing the Target Fund’s Form N-PX for the period of July 1, 2024 through the Closing Date. For the avoidance of doubt, any tax returns for periods ending after the Closing Date shall be the responsibility of the Acquiring Funds. To the extent books and records required by applicable law to be maintained by a Target Fund are necessary to assist with regulatory filings for the corresponding Acquiring Fund after the Closing Date, if reasonably requested by the Acquiring Fund, SPT, on behalf of the Target Fund, through its administrator, custodian, distributor or fund accountant shall make those books and records available to the Acquiring Fund within such time frame and in such format as mutually agreed upon by the parties.

(d)   Immediately after the transfer of Assets provided for in Section 1.1(a), each Target Fund will distribute to the Target Fund Shareholders determined as of the Closing, on a pro rata basis, the Acquiring Fund Shares received by the Target Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Target Fund (“Target Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Target Fund then credited to the account of the Target Fund on the books of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to each Target Fund Shareholder shall be equal to the aggregate net asset value of the then outstanding shares of beneficial interest of the Target Fund Shares owned by each such Target Fund Shareholder at the Valuation Date, as defined in Section 2.1(a). The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

(e)   Prior to the Closing, each Acquiring Fund will issue one share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Tidal Investments LLC or one of its affiliates (the “Sole Shareholder”) in exchange for a nominal amount for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund. Prior to the Closing, the Initial Share will be redeemed and cancelled by each Acquiring Fund in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Share.

2.	VALUATION

2.1.	With respect to each Reorganization:

(a)   The value of the Assets and the liabilities of the Target Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of SPT; provided, however, that such computation is consistent with the valuation policies and procedures of Tidal and in the event of any material inconsistency, the parties hereto shall confer and mutually agree on the valuation.

(b)   The net asset value of the Acquiring Fund Shares shall be the net asset value computed as of the Valuation Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures of the Acquiring Fund.

3.	CLOSING AND CLOSING DATE

3.1.  The Closing of the transactions contemplated by this Agreement shall be at 9:30 a.m. Eastern time on [    ], 2024, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE, on the Closing Date (the “Effective Time”), unless otherwise agreed to by the parties.

3.2.	With respect to each Reorganization:

(a)   The Target Fund shall cause U.S. Bank National Association, the custodian for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the Acquiring Fund at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Target Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date (unless the custodian for the Target Fund is also the custodian for the Acquiring Fund) and transferred and delivered by the Target Fund as of the Effective Time by the Target Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever. The Target Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Effective Time by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds as of the Effective Time (or such other suitable means if the custodian for the Target Fund is also the custodian for the Acquiring Fund). If the Target Fund is unable to make such delivery as of the Effective Time in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Effective Time have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by the Closing, delivered to the Acquiring Fund or the Acquiring Fund’s custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund’s custodian, such as brokers’ confirmation slips.

(b)   The Target Fund shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Target Fund Shares owned by each such Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, assumption of liabilities, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds as of the Closing.

(c)   In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Target Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of either party to this Agreement, accurate appraisal of the value of the Target Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  With respect to each Reorganization separately, SPT, on behalf of itself or, where applicable, the Target Fund, represents and warrants to Tidal and the Acquiring Funds as follows:

(a)   SPT is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Amended and Restated Agreement and Declaration of Trust of SPT to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the shareholders of the Target Fund, to carry out the Agreement. The Target Fund is a separate series of SPT duly designated in accordance with the applicable provisions of SPT’s Amended and Restated Agreement and Declaration of Trust. SPT and the Target Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on SPT or the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund;

(b)   SPT is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of SPT, threatened;

(c)   No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and SPT of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(d)   The Target Fund is not, and the execution, delivery and performance of this Agreement by the Target Fund will not result (i) in a material violation of Delaware law or of SPT’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated Bylaws, (ii) in a material violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Target Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Target Fund;

(e)   Except as otherwise disclosed to and accepted, in writing by or on behalf of the Acquiring Fund, all material contracts or other commitments (other than this Agreement) will be terminated with respect to the Target Fund at or prior to the Closing (or, if such agreements will continue to apply to other series of SPT, will cease to have further effect with respect to the Target Fund) without liability to the Target Fund and such termination shall not result in the acceleration of any obligations of the Target Fund on or prior to the Closing;

(f)    The current prospectus and statement of additional information of the Target Fund and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(g)   Except as otherwise disclosed to the Acquiring Fund, the Target Fund is in compliance in all material respects with, and since its commencement of operations on February 6, 2023 through the date of this Agreement has been in compliance in all materials respects with, the investment policies and restrictions set forth in the Target Fund’s then applicable prospectus and statement of additional information;

(h)   Except as otherwise disclosed to, or known by, the Acquiring Fund or the prior outsourced chief compliance officer of Subversive Capital Advisor LLC, the Target Fund is in compliance in all material respects with, and since its commencement of operations on February 6, 2023 through the date of this Agreement has been in compliance in all materials respects with, the requirements of the 1933 Act, 1934 Act, and the 1940 Act and all applicable rules and regulations under each of the foregoing, and state securities laws and regulations;

(i)    SPT has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Target Fund. he Target Fund is in compliance in all material respects with its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act, except as otherwise disclosed to, or known by, the Acquiring Fund or the prior outsourced chief compliance officer of Subversive Capital Advisor LLC, and during the since inception period preceding the date of this Agreement, there have been no material miscalculations of the net asset value of the Target Fund or the net asset value per share of the Target Fund that have not been remedied or will not be remedied prior to the Closing in accordance with industry practices and the policies of SPT;

(j)    Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will as of the Closing have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act;

(k)   The financial statements of the Target Fund for the Target Fund’s fiscal period ended September 30, 2023, have been audited by the independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR and, to the knowledge of the Target Fund, no such disclosure will be required as of the Closing;

(l)    Since September 30, 2023, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(i)       For each taxable year of its operation (including that portion of such taxable year ending on the Closing Date), the Target Fund has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met and will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code. The Target Fund has not taken any action or caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund. The Target Fund has not changed its taxable year end since commencement of operations on February 6, 2023, and it does not intend to change its taxable year end prior to the Closing Date.

(ii)      All federal, state, local, and foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Target Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (taking into account any permitted extensions) and are or will be correct in all material respects, and all federal, state, local, foreign and other Taxes of the Target Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made by the Target Fund for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in paragraph (l) above are properly reflected on such financial statements.

(iii)     To the knowledge of the Target Fund, there are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Target Fund, and no assessment or deficiency regarding Taxes has been asserted with respect to the Target Fund. No waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Target Fund, in any other manner with respect to the Target Fund.

(iv)     No Taxing Authority with which the Target Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that such Target Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Target Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Target Fund, in any other manner that the Target Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Target Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Target Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Target Fund pays Taxes and/or files Tax Returns and (B) all federal, state, and local income and franchise Tax Returns filed by, or on behalf of, the Target Fund, and each such disclosure schedule is accurate and complete.

(m)  SPT, with respect to the Target Fund, has not previously been a party to a transaction that qualified as a reorganization under Section 368(a) of the Code;

As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including without limitation income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, escheat, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract, in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(n)   All issued and outstanding Target Fund Shares are duly authorized and validly issued and outstanding, fully paid and non-assessable by SPT and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Target Fund;

(o)   SPT, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of SPT, on behalf of the Target Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p)   The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(q)   The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r)    The Target Fund has no unamortized or unpaid organizational fees or expenses;

(s)    The information to be furnished by the Target Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(t)    The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to SPT and the Target Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with the information that was furnished by Tidal, on behalf of the Acquiring Fund, Tidal Investments LLC or Subversive Capital Advisor LLC for use therein; and

(u)   There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or, to SPT’s knowledge, threatened against or affecting the Target Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon the Target Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2.  With respect to each of the Reorganizations separately, Tidal, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to SPT and the Target Funds as follows:

(a)   Tidal is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under Tidal’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of Tidal duly designated in accordance with the applicable provisions of Tidal’s Declaration of Trust. Tidal and the Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on Tidal or the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)   Tidal is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect, and no action or proceeding to revoke or suspend such registrations is pending or, to the knowledge of Tidal, threatened;

(c)   Tidal has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act relating to the Acquiring Fund. Except as otherwise disclosed to, or known by, the Target Fund, the Acquiring Fund is in compliance in all material respects with its policies and procedures adopted pursuant to Rule 38a-1 under the 1940 Act;

(d)   No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and Tidal of the transactions contemplated herein, except such as have been or will be obtained at or prior to the Closing under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976;

(e)   The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of Tidal’s Declaration of Trust or Amended and Restated By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(f)    The Acquiring Fund is, and will be at the time of Closing, a new series of Tidal formed for the purpose of receiving the Assets and assuming the liabilities of the Target Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or carried on any business activities, except as necessary to facilitate the organization of the Acquiring Fund as a new series of Tidal prior to its commencement of operations. Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing. The Initial Share will be redeemed and cancelled prior to the Closing. As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund;

(g)   By the Closing, Tidal’s Board of Trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of an investment advisory contract in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(h)   Tidal, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the Board of Trustees of Tidal, on behalf of the Acquiring Fund, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i)    The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by Tidal;

(j)    The Acquiring Fund (i) was formed for the purpose of the Reorganization, (ii) has not filed any income tax return, and (iii) will file its first income tax return after the completion of the taxable year in which the Closing occurs. The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year;

(k)    There is no plan or intention for an Acquiring Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

(l)    The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(m)  The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n)   The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(o)   The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(p)   At the Closing, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(q)   The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to Tidal and the Acquiring Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(r)    There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

5.	COVENANTS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

5.1.	With respect to each Reorganization separately:

(a)   The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing, it being understood that such ordinary course of business may include purchases and sales of portfolio securities and other instruments, sales and redemptions of the Target Fund’s shares, the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. Prior to the Closing, the Acquiring Fund will carry on no business activities, other than as are necessary in connection with the organization of a new series of an investment company prior to its commencement of operations.

(b)   SPT will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In the event that, for a Target Fund, insufficient votes are received from shareholders, the meeting may be adjourned as permitted under SPT’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated Bylaws and applicable law, and as set forth in the Proxy Statement in order to permit further solicitation of proxies.

(c)   In connection with the meeting of the Target Fund shareholders referred to in Section 5.1(b) above, the Target Fund will provide the Acquiring Fund with information regarding the Target Fund, and the Acquiring Fund will provide the Target Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Prospectus/Proxy Statement on Form N-14 (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act, and the 1940 Act. Tidal will file the Proxy Statement with the Commission and use its best reasonable efforts to provide that the Proxy Statement becomes effective as promptly as practicable. SPT, on behalf of the Target Fund, agrees to mail or otherwise deliver (e.g., by electronic means consistent with applicable regulations governing their use) to its shareholders of record entitled to receipt of the Proxy Statement, in sufficient time to comply with the applicable requirements as to notice thereof, the Proxy Statement and other documents as may be necessary. If at any time prior to the Closing Date a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made in respect of the Proxy Statement, such party shall notify each other party, and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

(d)   The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e)   The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(f)    If requested by the Acquiring Fund, SPT, on behalf of each Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the Closing, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(g)   Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h)   Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i)    If requested by the Acquiring Fund, SPT, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this paragraph shall be provided within such timeframes as is mutually agreed by the parties.

(j)    It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(k)   If requested by the Acquiring Fund, SPT, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Taxing Authority and (b) legal opinions.

(l)    SPT, on behalf of the Target Fund, and Tidal, on behalf of the Acquiring Fund, acknowledge that their respective (sub-)administrator, fund accountant, transfer agent, and custodian may have information about such party or its operations that may be necessary or useful to facilitate the Reorganization and each such party permits such service providers to utilize such information for the purpose of advising the parties or otherwise facilitating the transactions described in the Agreement.

(m)  The Acquiring Fund will use all reasonable best efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.2.  Notwithstanding anything herein to the contrary, Tidal, on behalf of the Acquiring Funds, agrees that all rights to indemnification and all limitations of liability existing in favor of SPT’s current and former Trustees and officers, acting in their capacities as such solely with regard to the Target Funds, under the organizational documents of SPT as in effect as of the date of this Agreement shall survive the Reorganization and shall continue in full force and effect, without any amendment thereto. Notwithstanding anything herein to the contrary, SPT agrees that in the event of any claim or matter naming any Trustee or officer of SPT, and relating to either of the Target Funds and to events that occurred prior to the Closing Date, any SPT Trustee or officer subject to such claim or matter will use commercially reasonable efforts to maximize recovery from any SPT insurance policy providing coverage with respect to the Target Funds.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

6.1.  With respect to each Reorganization separately, the obligations of SPT, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election or waiver, to the performance by the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing, and, in addition thereto, the following conditions:

(a)   All representations and warranties of the Acquiring Fund and Tidal contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)   Tidal shall have delivered to SPT as of the Closing a certificate executed in its name by an authorized officer of Tidal, in form and substance reasonably satisfactory to SPT and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated by this Agreement;

(c)   Tidal and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Tidal and the Acquiring Fund, on or before the Closing, unless waived pursuant to the terms hereof;

(d)   A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

(e)   The SPT Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act and approved the recommendation that the Target Fund Shareholders approve the Agreement. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 6.1(f).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

7.1.  With respect to each Reorganization separately, the obligations of Tidal, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election or waiver, to the performance by the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing and, in addition thereto, the following conditions:

(a)   All representations and warranties of SPT and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing, with the same force and effect as if made on and as of the Closing;

(b)   The Target Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Target Fund;

(c)   SPT shall have delivered to Tidal as of the Closing a certificate executed in its name by an authorized officer of SPT, in form and substance reasonably satisfactory to Tidal and dated as of the Closing, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d)   If requested by the Acquiring Fund, SPT, on behalf of the Target Fund, shall have delivered to Tidal (i) a statement of the Target Fund’s Assets, together with a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer of SPT, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e)   U.S. Bank National Association, the Target Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f)    U.S. Bancorp Fund Services, LLC, the Target Fund’s transfer agent, shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g)   SPT and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by SPT and the Target Fund, on or before the Closing, unless waived pursuant to the terms hereof; and

(h)   All invoices related to expenses incurred in connection with the operation of the Target Fund that are required to be paid by Subversive Capital Advisor LLC and Tidal Investments LLC, as described in their respective Investment Advisory Agreements pertaining to the Target Fund, shall have been paid, and a prepayment of any estimated expenses expected to be incurred in connection with the operation of the Target Fund for which an invoice has not been received, shall have been received by the applicable service provider if requested by such service provider. For the avoidance of doubt, such expenses incurred by the Target Fund shall include, without limitation, fees payable to (or expected to be payable to) the Target Fund’s administrator, fund accountant, transfer agent, custodian, legal counsel, and independent registered public accounting firm.

(i)    The Tidal Board of Trustees shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

With respect to each Reorganization separately, if any of the conditions set forth below have not been satisfied on or before the Closing with respect to the Target Fund or the corresponding Acquiring Fund, SPT or Tidal, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement shall have been approved by the requisite vote of the holders of the outstanding Target Fund Shares in accordance with the provisions of SPT’s Amended and Restated Agreement and Declaration of Trust, Amended and Restated Bylaws, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending or, to SPT’s or Tidal’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.  SPT and Tidal shall have received a favorable opinion of Godfrey & Kahn, S.C. addressed to the Acquiring Fund and the Target Fund, in form and substance reasonably satisfactory to each such party, substantially to the effect that with respect to the Target Fund and the Acquiring Fund for federal income tax purposes (the “Tax Opinion”):

(a)   the Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)   no gain or loss will be recognized by the Target Fund upon the transfer of all of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization;

(c)   no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

(d)   no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares in the Reorganization (including fractional shares to which they may be entitled);

(e)   the aggregate tax basis of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) pursuant to the Reorganization will be equal to the aggregate tax basis of the Target Fund Shares held by such Target Fund Shareholder immediately prior to the Reorganization;

(f)    the holding period of the Acquiring Fund Shares received by each Target Fund Shareholder (including fractional shares to which such Target Fund Shareholder may be entitled) will include the period during which the Target Fund Shares surrendered in exchange therefor were held by such Target Fund Shareholder, provided that the Target Fund Shares were held as a capital asset on the Closing Date;

(g)   the tax basis of each Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset immediately prior to the transfer thereof; and

(h)   the holding period of each Asset received by the Acquiring Fund will include the period during which that Asset was held by the Target Fund immediately prior to the Reorganization.

No opinion will be expressed as to whether any gain or loss will be recognized (1) on Assets in which gain or loss recognition is required by the Code even if the transaction otherwise constitutes a nontaxable transaction, (2) on “Section 1256 contracts” as defined in Section 1256(b) of the Code, (3) on stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, (4) as a result of the closing of the tax year of the Target Fund due to the occurrence of an event other than the Reorganization if otherwise applicable, or (5) upon termination of a position. In addition, no opinion will be expressed as to any other federal, estate, gift, state, local, or foreign tax consequences that may result from the Reorganization.

Such opinion shall be based on customary assumptions, limitations and such representations as Godfrey & Kahn, S.C. may reasonably request, as well as the representations and warranties made in this Agreement which counsel may treat as representations and warranties made to it. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this Section 8.4.

9.	FEES AND EXPENSES; INDEMNIFICATION

9.1.  Whether or not the Reorganization is consummated, Tidal Investments LLC will be responsible for fees related to the preparation, printing and distribution of the N-14 Proxy Statement for the Reorganizations, legal fees of Tidal and Tidal Investments LLC, the costs associated with the preparation of the Tax Opinion and costs associated with organizing the Acquiring Funds. Whether or not the Reorganization is consummated, Subversive Capital Advisor LLC will bear all other expenses of the Reorganizations, which shall include, but are not limited to, expenses related to soliciting Target Fund shareholders and holding meetings of the Target Fund shareholders (and adjournments thereof), retaining a proxy solicitation firm if the Target Funds’ investment adviser determines in its reasonable discretion that hiring a firm is necessary, legal fees of SPT and Subversive Capital Advisor LLC, and any project fees charged by the Target Funds’ or Acquiring Funds’ service providers. For the avoidance of doubt, neither the Acquiring Funds nor the Target Funds will bear the expenses relating to the Reorganizations. Reorganization expenses do not include transaction costs associated with portfolio repositioning and sales of portfolio securities, which will be borne by the Target Funds and Acquiring Funds, as applicable. Notwithstanding any of the foregoing, (i) expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code and (ii) Subversive Capital Advisor LLC and Tidal Investments LLC shall pay or assume only those expenses of the Target Funds that are solely and directly related to the Reorganizations in accordance with guidelines established in Rev. Rul. 73-54, 1973-1 C.B. 187.

9.2.  Tidal, out of each Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Funds pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless SPT and the members of SPT’s Board of Trustees and SPT’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which SPT and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by Tidal, on behalf of the Acquiring Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganizations, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Tidal or the members of Tidal’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by Tidal is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction and (iii) shall not apply to the extent such loss, claim, damage, liability or expenses (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Target Fund or its trustees, officers or agents.

9.3.  SPT, out of the Target Funds’ assets and property (including any amounts paid to the Target Funds pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless Tidal and the members of Tidal’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which Tidal and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by SPT, on behalf of the Target Funds, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganizations, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by SPT or the members of SPT’s Board of Trustees or its officers prior to the Closing, provided that such indemnification by SPT (i) is not in violation of any applicable law, (ii) is not otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction and (iii) shall not apply to the extent such loss, claim, damage, liability or expenses (or actions with respect thereto) shall be due to any negligent, intentional or fraudulent act, omission or error of the Acquiring Fund or its trustees, officers or agents. For the avoidance of doubt, any such losses, claims, damages, liabilities or expenses arising under this Section 9.3 will not constitute liabilities of the Target Funds for purposes of Section 1.1(a) and thus, would not be eligible to be assumed by the Acquiring Funds.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties. In addition, either party may, at its option, terminate the Agreement at or before the Closing due to a determination by the SPT Board of Trustees or Tidal Board of Trustees that the consummation of the transactions contemplated herein is not in the best interests of the Target Funds or the Acquiring Funds, respectively. In the event of any such termination, in the absence of willful default, there shall be no liability hereunder on the part of any party or their respective trustees or officers, including, without limitation, consequential damages.

12.	AMENDMENTS

This Agreement may be amended, modified, or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery, personal service or prepaid or certified mail addressed to:

For the Target Entity:

Series Portfolios Trust

615 East Michigan Street

Milwaukee, Wisconsin 53202

Attention: Ryan L. Roell, President

[Email]

With copies (which shall not constitute notice) to:

Kirkland & Ellis LLP

1301 Pennsylvania Avenue, N.W.

Washington, District of Columbia 20004

Attention: Andrew Zutz

andrew.zutz@kirkland.com

For the Acquiring Entity:

Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

Attention: Michael Pellegrino

mpellegrino@tidalfg.com

With copies (which shall not constitute notice) to:

Godfrey & Kahn, S.C.

833 East Michigan Street, Suite 1800

Milwaukee, Wisconsin 53202

Attention: Christopher M. Cahlamer

ccahlamer@gklaw.com

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Target Funds or the Acquiring Funds as provided in SPT’s Agreement and Declaration of Trust or Tidal’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

[Signature Page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Target Fund.

SERIES PORTFOLOS TRUST,
on behalf of its series the Unusual Whales Subversive Democratic Trading ETF and the Unusual Whales Subversive Republican Trading ETF

By:
Name:
Title:

TIDAL ETF TRUST,
on behalf of its series the Unusual Whales Subversive Democratic Trading ETF and the Unusual Whales Subversive Republican Trading ETF

By:
Name:
Title:

Tidal Investments LLC
solely for the purposes of Section 9.1 of this Agreement

By:
Name:
Title:

Subversive Capital Advisor LLC,
solely for the purposes of Section 9.1 of this Agreement

By:
Name:
Title:

Exhibit A

Chart of Reorganizations

Series Portfolios Trust	Tidal ETF Trust
Target Fund	Corresponding Acquiring Fund
Unusual Whales Subversive Democratic Trading ETF	Unusual Whales Subversive Democratic Trading ETF
Unusual Whales Subversive Republican Trading ETF	Unusual Whales Subversive Republican Trading ETF

APPENDIX B - FINANCIAL HIGHLIGHTS OF THE TARGET FUNDS

Each Acquiring Fund will adopt the financial statements of the corresponding Target Fund, the accounting survivor of the Reorganization. The audited and unaudited financials of each Target Fund are included in the Target Funds’ Annual Report and Target Funds’ Semi-Annual Report, respectively, which are incorporated herein by reference.

The financial highlights table is intended to help you understand each Target Fund’s financial performance for the Fund’s fiscal periods as shown below. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the period ended September 30, 2023 has been audited by Cohen & Company, Ltd., the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements for such period, is included in the Target Funds’ annual report, which is available upon request. Information for the period ended March 31, 2024 is unaudited.

Financial Highlights – Unusual Whales Subversive Democratic Trading ETF

For a Fund share outstanding throughout the periods.

PER SHARE DATA:	For the Six Months Ended March 31, 2024 (Unaudited)	For the Period Inception(1) through September 30, 2023
Net asset value, beginning of period	$26.93	$25.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.12	0.10
Net realized and unrealized gain on investments	7.60	1.83
Total from investment operations	7.72	1.93

LESS DISTRIBUTIONS FROM:

Net investment income	(0.12)	—
Net realized gains	(0.17)	—
Total distributions paid	(0.29)	—

Net Asset Value, end of period	$34.36	$26.93

TOTAL RETURN, AT NAV(3)	28.80%	7.72%
TOTAL RETURN, AT MARKET(3)	29.00%	7.80%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$67,010	$9,426

Ratio of expenses to average net assets(4)(5)	0.75%	0.75%
Ratio of net investment income to average net assets(4)(5)	0.73%	0.57%

Portfolio turnover rate(3)(6)(7)	39%	44%

(1)	Commencement date of the Fund was February 6, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for period less than one year.
(4)	Annualized for period less than one year.
(5)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(6)	Excludes impact of in-kind transactions.
(7)	The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

Financial Highlights – Unusual Whales Subversive Republican Trading ETF

For a Fund share outstanding throughout the periods.

PER SHARE DATA:	For the Six Months Ended March 31, 2024 (Unaudited)	For the Period Inception(1) through September 30, 2023
Net asset value, beginning of period	$24.68	$25.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.15	0.21
Net realized and unrealized gain (loss) on investments	5.62	(0.53)
Total from investment operations	5.77	(0.32)

LESS DISTRIBUTIONS FROM:

Net investment income	(0.28)	—
Net realized gains	—	—
Total distributions paid	(0.28)	—

Net Asset Value, end of period	$30.17	$24.68

TOTAL RETURN, AT NAV(3)	23.49%	-1.30%
TOTAL RETURN, AT MARKET(3)	23.71%	-1.20%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$13,576	$4,935

Ratio of expenses to average net assets(4)(5)	0.75%	0.75%
Ratio of net investment income to average net assets(4)(5)	1.12%	1.32%

Portfolio turnover rate(3)(6)(7)	24%	46%

(1)	Commencement date of the Fund was February 6, 2023.
(2)	Calculated based on average shares outstanding during the period.
(3)	Not annualized for period less than one year.
(4)	Annualized for periods less than one year.
(5)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests.

(6)	Excludes impact of in-kind transactions.
(7)

The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and securities sold short). The denominator includes the average fair value of long positions throughout the period.

APPENDIX C - OWNERSHIP OF SHARES OF THE TARGET FUNDS

As of the Record Date, each Target Fund’s shareholders of record and/or beneficial owners (to SPT’s knowledge) who owned 5% or more of the Target Fund’s shares are set forth below:

Target Dem Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	30.38%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	27.51%	Record
Robinhood Securities, LLC 500 Colonial Center Pkwy, Suite 100 Lake Mary, FL 32746	10.23%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	7.93%	Record
Vanguard Brokerage Services PO Box 1170 Valley Forge, Pennsylvania 19482-1170	7.31%	Record

Target Rep Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 245 Summer Street Boston, MA 02210	28.55%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.52%	Record
Robinhood Securities, LLC 500 Colonial Center Pkwy, Suite 100 Lake Mary, FL 32746	8.84%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	8.58%	Record
Vanguard Brokerage Services PO Box 1170 Valley Forge, Pennsylvania 19482-1170	5.90%	Record

As of the Record Date, the Officers and Trustees of SPT, as a group, owned less than 1% of the outstanding shares of the Target Fund.

C-1

APPENDIX D - ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUNDS

Information in this Appendix D pertains only to the Acquiring Funds.

Investment Objective

Each of the Unusual Whales Subversive Democratic Trading ETF and the Unusual Whales Subversive Republican Trading ETF seeks long-term capital appreciation.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. Each Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of the Tidal ETF Trust (the “Trust”) and 60 days’ written notice to shareholders.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions. During such times, the Funds may trade in a manner that is not reflected on publicly available PTRs and as a result may trade ahead of what is likely to be reflected in subsequent PTRs. Accordingly, a Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to pursue its investment objectives.

Manager of Managers Structure

Although the Funds are not currently sub-advised, the Funds and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Trust’s Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by a Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser and recommend their hiring, termination and replacement.

Principal Risks of Investing in the Funds

There can be no assurance that a Fund will achieve its investment objective. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the sections titled “Fund Summary— Principal Risks of Investing in the Fund” above. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, regardless of the order in which it appears. The risks below apply to each Fund as indicated in the following table. The number of risk factors applicable to a Fund does not necessarily correlate to the overall risk of an investment in that Fund. Additional information about each such risk and its potential impact on a Fund is set forth below the table.

	Unusual Whales Subversive Democratic Trading ETF	Unusual Whales Subversive Republican Trading ETF
Democratic Party Investing Risk	X	--
ETF Risks	X	X
— Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X
— Costs of Buying or Selling Shares	X	X
— Shares May Trade at Prices Other Than NAV	X	X
— Trading	X	X
Ethics in Government Act Risk	X	X
Equity Market Risk	X	X
General Market Risk	X	X
Government Regulation Risk	X	X
High Portfolio Turnover Risk	X	X
Management Risk	X	X
Market Capitalization Risk	X	X
— Large-Capitalization Investing	X	X
— Mid-Capitalization Investing	X	X
— Small-Capitalization Investing	X	X
New Fund Risk	X	X
Non-Diversification Risk	X	X
Other Investment Companies Risks	X	X
Recent Market Events Risk	X	X
Reporting Delay Risk	X	X
Republican Party Investing Risk	--	X

Democratic Party Investing Risk. The pattern of investing by members of the Democratic Party and their family members are often a reflection of committees on which a Congressperson sits and the types of companies or trade associations lobbying members of those Congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which Congresspersons who are members of the Democratic Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

ETF Risks.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Ethics in Government Act Risk. As described above, in implementing the Fund’s principal investment strategies, the Adviser obtains and uses information derived by the Data Provider from PTRs to manage the composition and weighting of securities in the Fund’s portfolio. PTRs are made available online by the EIGA, which makes it unlawful for “any person to obtain or use a [PTR] … for any commercial purpose, other than by news and communications media for dissemination to the general public[.]” The EIGA authorizes the U.S. Attorney General to bring a civil action against any person who obtains or uses a PTR for a prohibited commercial purpose, and provides that the court in which such action is brought may assess penalties. Absent a definitive determination as to whether the Adviser’s review and analysis of data for purposes of implementing the Fund’s investment strategies constitutes “obtain[ing] or us[ing]” a PTR for a prohibited “commercial purpose,” as those terms are used in the EIGA, the Fund is subject to the risk that the Adviser and/or the Fund may face legal consequences if the Adviser’s implementation of the Fund’s investment strategies is prohibited by the EIGA, which could potentially include monetary penalties and other liabilities or injunctions or similar orders, any or all of which could adversely impact the Fund and its shareholders or limit the ability of the Adviser to implement the Fund’s investment strategies. In addition, the Adviser and/or the Fund may face the threat (or perceived threat) of legal proceedings or other actions that could result in legal consequences. Such a threat (or perceived threat) could lead the Fund to fundamentally change its investment strategies or liquidate. The timing of any such liquidation may not be favorable and could have negative tax consequences for shareholders.

Equity Market Risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Government Regulation Risk. It is possible that legislation or regulation could be enacted that limits, restricts or prevents U.S. Congresspeople and/or their family members from personal securities trading. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Government regulation may change the manner in which the Fund is able to implement its principal investment strategy. Government regulation may change frequently and may have significant adverse consequences for the Fund or its investments. It is not possible to predict fully the effects of current or future regulation.

High Portfolio Turnover Risk. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Market Capitalization Risk. These risks apply to the extent the Fund holds securities of large-, mid- and small-capitalization companies.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s success or failure to implement investment strategies for the Fund.

Newer Fund Risk. The Fund is newer with a limited operating history. As a result, prospective investors do not have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase the Fund’s volatility and have a greater impact on the Fund’s performance.

Other Investment Companies Risk. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may suffer losses due to the investment practices of the underlying funds as the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies. The Fund will incur higher and duplicative expenses when it invests in ETFs and other investment companies. ETFs may be less liquid than other investments, and thus their share values more volatile than the values of the investments they hold. Investments in ETFs are also subject to the “ETF Risks” described above.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, armed conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

Reporting Delay Risk. Members of Congress are required to report certain securities transactions (purchases, sales or exchanges of assets covered by the STOCK Act) totaling over $1,000 within 30 days of purchasing those securities or becoming aware of such a transaction, but have up to 45 days to submit such reports. Accordingly, the Fund will not purchase or sell securities at the same time as members of Congress. As a result, the Fund may purchase a security at a higher price or sell a security at a lower price than it would have if purchased or sold at the same time as the member of Congress. The Fund would also hold a security for a period of time even though the Congressperson no longer holds the security, which may negatively affect the Fund’s performance.

Republican Party Investing Risk. The pattern of investing by members of the Republican Party and their family members are often a reflection of committees on which a Congressperson sits and the types of companies or trade associations lobbying members of those Congresspeople. Accordingly, the Fund’s investments may emphasize the sectors that are representative of the committees on which Congresspersons who are members of the Republican Party may sit. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

PORTFOLIO HOLDINGS INFORMATION

Information about each Fund’s daily portfolio holdings is available on the Funds’ website at https://www.subversiveetfs.com. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

Portfolio Managers

The following individuals (each, a “Portfolio Manager”) serve as portfolio managers of the Funds and the Target Funds since 2024.

Michael Venuto, Chief Investment Officer for the Adviser

Mr. Venuto is a co-founder and has been the Chief Investment Officer of the Adviser since 2012. Mr. Venuto is an ETF industry veteran with over a decade of experience in the design and implementation of ETF-based investment strategies. Previously, he was Head of Investments at Global X Funds where he provided portfolio optimization services to institutional clients. Before that, he was Senior Vice President at Horizon Kinetics where his responsibilities included new business development, investment strategy and client and strategic initiatives.

Daniel Weiskopf, Portfolio Manager for the Adviser

Mr. Weiskopf serves as Portfolio Manager at Tidal, having joined the firm in May 2018. Mr. Weiskopf has been an ETF Strategist since 2003, and was the portfolio manager and founder of MH Capital Partners, a small cap hedge fund from 1995 until 2003 which focused on asset light business models. Firms that Mr. Weiskopf has been affiliated with include, Investment Planners, Forefront Capital, UBS Financial and American Diversified Enterprises, an affiliated of Allen & Company. Mr. Weiskopf graduated with an MBA from Fordham University Gabelli School of Business, and holds a series 7 and 65 license.

The Funds’ SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

How to Buy and Sell Shares

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing the applicable Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 4:00 p.m. London Time. If such information is not available for a security or other asset held by a Fund or is determined to be unreliable, the security or other asset will be valued at fair value estimates under guidelines established by the Trust and the Adviser (as described below).

Fair Value Pricing

Consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as each Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies, subject to oversight by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with each Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to pay out dividends and interest income, if any, quarterly, and distribute any net realized capital gains to its shareholders at least annually.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by a Fund

Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, such Fund will be eligible to elect to “pass through” to investors the amount of certain qualifying foreign income and similar taxes paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section titled “Federal Income Taxes” in the SAI.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of such Fund can be found on the Funds’ website at https://www.subversiveetfs.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

OTHER SERVICE PROVIDERS

The Trust and the Distributor, are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust and distributes the Shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit. The principal business address of the Distributor is Three Canal Plaza, Suite 100 Portland, Maine 04101.

Tidal ETF Services LLC (“Tidal” or the “Administrator”), an affiliate of the Adviser, serves as the Fund’s administrator. Tidal is located at 234 West Florida Street, Suite 203Milwaukee, Wisconsin 53204.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Transfer Agent”), serves as sub-administrator, fund accounting, and transfer agent for the Funds.

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds’ assets.

Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel for the Trust.

Cohen & Company, Ltd., located at 342 N. Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds.

Statement of Additional Information

[   ], 2024

For the Reorganization of

Unusual Whales Subversive Republican Trading ETF

Unusual Whales Subversive Democratic Trading ETF

Each a series of Series Portfolios Trust

615 East Michigan Street, Milwaukee, Wisconsin 53202

(800) 617-0004

Into

Unusual Whales Subversive Republican Trading ETF

Unusual Whales Subversive Democratic Trading ETF

Each a series of Tidal ETF Trust

234 West Florida Street, Suite 203

Milwaukee, WI 53204

(844) 986-7700

Acquisition of the Assets and Assumption of the Liabilities of:	By and in Exchange for Shares of:
Unusual Whales Subversive Democratic Trading ETF, a series of Series Portfolios Trust	Unusual Whales Subversive Democratic Trading ETF, a series of Tidal ETF Trust
Unusual Whales Subversive Republican Trading ETF, a series of Series Portfolios Trust	Unusual Whales Subversive Republican Trading ETF, a series of Tidal ETF Trust

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of:

●	the Unusual Whales Subversive Democratic Trading ETF, a series of Series Portfolio Trust (“Target Dem Fund”), into the Unusual Whales Subversive Democratic Trading ETF, a series of Tidal ETF Trust (“Acquiring Dem Fund”); and

●	the Unusual Whales Subversive Republican Trading ETF, a series of Series Portfolio Trust (“Target Rep Fund”), into the Unusual Whales Subversive Republican Trading ETF, a series of Tidal ETF Trust (“Acquiring Rep Fund”).

Each reorganization may be referred to herein as the “Reorganization,” and together as the “Reorganizations.” The Target Dem Fund and Target Rep Fund may each be referred to herein as a “Target Fund,” and together as the “Target Funds.” The Acquiring Dem Fund and Acquiring Rep Fund may each be referred to herein in this Statement of Additional Information as a “Fund,” and together as the “Funds.”

In connection with the Reorganizations, each Target Fund will transfer all of its assets to the corresponding Fund in return for shares of the Fund and the Fund’s assumption of certain of the Target Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Proxy Statement and Prospectus dated [  ], 2024 (the “Proxy Statement”), relating to the Reorganizations. To obtain a copy of the Proxy Statement, without charge, please write to the Target Funds at the address set forth above or call 1-800-617-0004.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Funds have not commenced operations as of the date hereof. Accordingly, financial statements for the Funds are not available. Copies of the Funds’ annual and semi-annual reports, may be obtained when available, without charge, upon request by calling (877) 291-4040 or visiting https://www.subversiveetfs.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

i.	the Annual Report for the Target Funds for the fiscal year ended September 30, 2023 (File No. 811-23084);

ii.	the Semi-Annual Report for the Target Funds for the fiscal period ended March 31, 2024 (File No. 811-23084);

ii.	the Statement of Additional Information of the Target Funds, dated January 31, 2024, as amended and supplemented (File Nos. 333-206240 and 811-23084).

PRO FORMA FINANCIAL STATEMENTS

Because each Fund is newly-organized for the purposes of the Reorganizations, each Fund has not published annual or semi-annual shareholder reports. The Funds are a newly-organized shell series of Tidal ETF Trust with no assets or liabilities that will commence operations upon consummation of the Reorganizations and continue the operations of the Target Fund. Each Target Fund shall be the accounting and performance survivor in the Reorganizations. Additionally, there are no material differences in accounting policies of the Target Funds as compared to those of the Funds.

A table showing the fees and expenses of the Target Funds and the fees and expenses of the Funds on a pro forma basis after giving effect to the proposed Reorganizations is included in the section titled “Fees and Expenses of the Funds” table of the Proxy Statement.

The Reorganizations will not result in a change to the Target Funds’ investment portfolios due to the investment objectives and restrictions of the applicable Fund. Accordingly, a schedule of investments of the Target Fund modified to reflect such change is not included.

GENERAL INFORMATION ABOUT THE TIDAL ETF TRUST (the “Trust”)

The Trust is an open-end management investment company consisting of multiple series, including the Funds. This SAI relates to the Democratic Trading ETF and the Republican Trading ETF (each, a “Fund,” and collectively the “Funds”). The Trust was organized as a Delaware statutory trust on June 4, 2018. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds.

It is anticipated that each Target Fund will reorganize into the corresponding Fund (the “Reorganizations”). Prior to the Reorganizations, each Fund is a “shell” fund with no assets and has not commenced operations. In connection with the Reorganizations, each Fund will assume the assets and liabilities of the corresponding Target Fund. All historical financial information and other information contained in this SAI relating to a Fund for periods prior to the closing of the Reorganization will be that of its corresponding Target Fund.

Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of each Fund are listed on Cboe BZX Exchange, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Funds. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Each Target Fund was classified as “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, each Target Fund, with respect to 75% of its total assets, could not invest greater than 5% of its total assets in any one issuer and could not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies.

Although the Funds are non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), and to relieve the Funds of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that a Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer, and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the Funds’ performance.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries, and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. Each of the permitted investments described below applies to each Fund unless otherwise noted. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for the Funds to utilize, the Funds are not required to utilize such non-principal techniques or investments.

Borrowing

Although the Funds do not intend to borrow money, a Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. A Fund will generally borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares).

Types of Equity Securities:

Common Stocks. Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks. Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable, and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to complete the sale. If the other party fails to complete the sale, such Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Foreign Securities

A Fund may invest directly in foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Because non-U.S. securities may trade on days when a Fund’s shares are not priced, NAV may change at times when Shares cannot be sold.

Decreases in the value of currencies of the foreign countries in which a Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of a Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of a Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of a Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on a Fund.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts. The use of a depositary receipt may increase tracking error relative to the applicable Index if the Index includes the foreign security instead of the depositary receipt.

Illiquid and Restricted Investments

A Fund may invest directly or indirectly in illiquid investments (i.e., investments that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws); investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to a Fund. The Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the investment; and (4) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer. The term “illiquid investment” is defined as an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of an investment may not be indicative of the liquidity of the investment. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell an investment under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Trust and the Adviser. If, through the appreciation of illiquid investments or the depreciation of liquid investments, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted investments which are not readily marketable, the Fund will take such steps as set forth in its procedures as adopted by the Trust and the Adviser.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. The acquisition of Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by rules under the 1940 Act, discussed further below. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle.

Pursuant to Section 12(d)(1), the Funds may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Funds to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) a Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). A Fund may also rely on Rule 12d1-4 under the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if a Fund satisfies certain conditions specified in the Rule, including, among other conditions, that a Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). Additionally, a Fund may rely on exemptive relief issued by the SEC to other registered funds, including ETFs, to invest in such other funds in excess of the limits of Section 12(d)(1) if a Fund complies with the terms and conditions of such exemptive relief.

Investments by Other Registered Investment Companies in the Funds

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with each Fund.

Bitcoin Exchange Traded Products

Each Fund may invest in one or more U.S.-listed exchange traded products (“ETPs”) that seek exposure to Bitcoin, which is a “digital asset.” These ETPs may invest either directly in Bitcoin or indirectly in Bitcoin via derivatives contracts (such as futures contracts) based on Bitcoin’s prices.

Information About Bitcoin

Each Fund does not invest directly in Bitcoin or any other digital assets. Each Fund does not invest directly in derivatives that track the performance of Bitcoin or any other digital assets. Each Fund does not invest in or seek direct exposure to the current “spot” or cash price of Bitcoin. However, the Underlying ETPs may invest directly or indirectly (e.g., via futures) in Bitcoin. The following provides an overview of Bitcoin, the Bitcoin Blockchain, the relationship between the two, as well as their use cases.

Bitcoin Description:

Bitcoin, the first and most well-known digital asset, operates on a decentralized network using blockchain technology to facilitate secure and anonymous transactions. Bitcoin represents a digital asset that functions as a medium of exchange utilizing cryptographic protocols to secure transactional processes, control the creation of additional units, and verify the transfer of assets. Its operation on a decentralized blockchain network ensures both transparency and immutability of records, without the need for a central authority. This innovative technology underpinning Bitcoin allows for peer-to-peer transactions and provides a framework for digital scarcity, making Bitcoin a unique investment commodity within the digital currency landscape.

Bitcoin Blockchain Description:

The Bitcoin blockchain constitutes a decentralized, digital ledger technology that chronologically and publicly records all Bitcoin transactions. This technology is characterized by its use of blocks, which are structurally linked in a chain through cryptographic hashes. Each block contains a list of transactions that, once verified and added to the blockchain through a consensus process known as proof of work, becomes irreversible and tamper-evident. The integrity, transparency, and security of the transactional data are maintained autonomously within the Bitcoin network, eliminating the necessity for central oversight and facilitating trust in a peer-to-peer system.

The Relationship between Bitcoin and Bitcoin Blockchain:

Bitcoin is a digital currency that operates on the Bitcoin blockchain, a decentralized and cryptographic ledger system. The Bitcoin blockchain underpins the entire Bitcoin network, providing a secure and transparent mechanism for recording Bitcoin transactions. Each Bitcoin transaction is verified by network participants and permanently recorded on the Bitcoin blockchain, ensuring the integrity and traceability of the digital currency. Thus, while Bitcoin serves as a medium of exchange or store of value, the Bitcoin blockchain acts as the immutable record-keeping system that facilitates and authenticates the circulation and ownership of Bitcoin. This symbiotic relationship ensures that Bitcoin operates in a trustless and decentralized manner, with the Bitcoin blockchain maintaining the currency’s history and scarcity.

Bitcoin and Bitcoin Blockchain Use Cases:

1.	Bitcoin and the Bitcoin blockchain serve as innovative financial instruments within the digital economy, offering multiple use cases. However, their adoption has been limited. Key applications include:

2.	Decentralized Transactions: Bitcoin facilitates peer-to-peer financial transactions globally without the need for intermediaries, reducing transaction costs and times. This feature makes it an attractive option for cross-border transfers and remittances.

3.	Store of Value: Due to its limited supply and decentralized nature, Bitcoin is perceived as a digital alternative to traditional stores of value like gold, potentially serving as a hedge against inflation and currency devaluation.

4.	Smart Contracts: While primarily associated with other blockchain platforms, the Bitcoin blockchain can execute smart contracts—self-executing contractual agreements with the terms directly written into code—thereby enabling automated and conditional transactions.

5.	Asset Tokenization: The Bitcoin blockchain provides a platform for tokenizing assets, converting rights to an asset into a digital token on the blockchain. This can include real estate, stocks, or other forms of assets, enhancing liquidity and market efficiency.

6.	Digital Identity Verification: Leveraging the security and immutability of the Bitcoin blockchain, companies can develop digital identity verification systems, enhancing privacy and reducing identity theft.

Risks of Bitcoin Exchange Traded Products

●	Underlying Bitcoin ETP Risks: Investing in an ETP that focuses on Bitcoin, directly or indirectly via derivatives like futures contracts, carries significant risks. These risks include high market volatility, which can be influenced by technological advancements, regulatory changes, and broader economic factors. When trading derivatives, liquidity risks and counterparty risks are substantial. Managing futures contracts can be complex and may affect the performance of an ETP. Additionally, each ETP, and consequently a Fund, is dependent on blockchain technology, which brings technological and cybersecurity risks, along with custodial challenges for securely storing digital assets. The constantly evolving regulatory and legal landscape presents continuous compliance and valuation difficulties. Risks related to market concentration and network issues in the digital asset sector further add complexity. Moreover, operational intricacies in managing digital assets and potential market volatility can lead to losses for each ETP.

●	Bitcoin Investment Risk: A Fund’s indirect investment in Bitcoin, through holdings in one or more ETPs, exposes it to the unique risks of this emerging innovation. Bitcoin’s price is highly volatile, and its market is influenced by the changing Bitcoin network, fluctuating acceptance levels, and unpredictable usage trends. Not being a legal tender and operating outside central authority systems like banks, Bitcoin faces potential government restrictions. For instance, some countries may limit or ban Bitcoin transactions, negatively impacting its market value.

The risks associated with Bitcoin include the possibility of fraud, theft, market manipulation, and security breaches in trading platforms. A small group of large Bitcoin holders, known as “whales,” can significantly influence Bitcoin’s price. The largely unregulated nature of Bitcoin and its trading venues heightens risks of fraudulent activities and market manipulation, which could affect Bitcoin’s price. For example, if a group of miners gains control over a majority of the Bitcoin network, they could manipulate transactions to their advantage. Historical instances have seen Bitcoin trading venues shut down due to fraud or security breaches, often leaving investors without recourse and facing significant losses.

Updates to Bitcoin’s software, proposed by developers, can lead to the creation of new digital assets, or “forks,” if not broadly adopted. This can impact Bitcoin’s demand and a Fund’s performance. The extreme volatility of Bitcoin’s market price can result in shareholder losses. Furthermore, the operation of Bitcoin exchanges may be disrupted or cease altogether due to various issues, further affecting Bitcoin’s price and a Fund’s investments.

The value of Bitcoin has historically been subject to significant speculation, making trading and investing in Bitcoin reliant on market sentiment rather than traditional fundamental analysis.

Bitcoin’s price can be influenced by events unrelated to its security or utility, including instability in other speculative areas of the crypto/blockchain space, potentially leading to substantial declines in its value.

Risks associated with crypto (digital) asset trading platforms include fragmentation, regulatory non-compliance, and the possibility of enforcement actions by regulatory authorities, which could impact the valuation of Bitcoin-linked derivatives held by the ETPs.

The security of the Bitcoin blockchain may be compromised if a single miner or group controls more than 50% of the network’s hashing power, where hashing power refers to the computational capacity used to validate and secure transactions on the blockchain.

Proposed changes to the Bitcoin protocol may not be universally adopted, leading to the creation of competing blockchains (forks) with different assets and participants, exemplified by past forks like Bitcoin Cash and Bitcoin SV.

The Bitcoin blockchain protocol may contain vulnerabilities that attackers could exploit to disrupt its operation, potentially compromising the security and reliability of the network.

Emerging alternative public blockchains, particularly those emphasizing privacy through technologies like zero-knowledge cryptography, pose risks and challenges to the dominance of the Bitcoin blockchain as a payment system.

Common impediments to adopting the Bitcoin blockchain as a payment network include slow transaction processing, variability in transaction fees, and the volatility of Bitcoin’s price, which may deter widespread adoption by businesses and consumers.

The development and use of “Layer II solutions” are critical for the scalability and functionality of the Bitcoin blockchain, but they also introduce risks such as off-chain transaction execution, which could affect transparency and security. Layer II solutions are off-chain protocols that improve scalability and reduce transaction costs by processing transactions outside the main blockchain network.

Adoption and use of other blockchains supporting advanced applications like smart contracts present challenges to the dominance of the Bitcoin blockchain, potentially impacting its long-term relevance and utility in the evolving landscape of blockchain technology.

●	Digital Assets Risk: Digital assets like Bitcoin, designed as mediums of exchange, are still an emerging asset class. They operate independently of any central authority or government backing and are subject to regulatory changes and extreme price volatility. The trading platforms for digital assets are relatively new, largely unregulated, and thus more vulnerable to fraud and failures compared to traditional, regulated exchanges. Shutdowns of these platforms due to fraud, technical glitches, or security issues can significantly affect digital asset prices and market volatility.

●	Digital Asset Markets Risk: The digital asset market, particularly Bitcoin, has experienced considerable volatility, leading to market disruptions and erosion of confidence among market participants. This instability and the resultant negative publicity could adversely affect a Fund’s reputation and trading prices. Ongoing market turbulence could significantly impact the value of a Fund’s shares.

●	Blockchain Technology Risk: Blockchain technology, which underpins Bitcoin and other digital assets, is relatively new, and many of its applications are untested. The adoption of blockchain and the development of competing platforms or technologies could affect its usage. Investments in companies or vehicles that utilize blockchain technology are subject to market volatility and may experience lower trading volumes compared to more established industries. Additionally, regulatory changes, internet disruptions, cybersecurity incidents, and intellectual property disputes could further affect the adoption and functionality of blockchain technology.

●	Potentially No 1940 Act Protections. One or more ETPs used by the Funds will not be registered as an investment company subject to the 1940 Act. Accordingly, investors in such an ETP would not have the protections expressly provided by that statute, including: provisions preventing ETP insiders from managing an ETP to their benefit and to the detriment of shareholders; provisions preventing an ETP from issuing securities having inequitable or discriminatory provisions; provisions preventing management by irresponsible persons; provisions preventing the use of unsound or misleading methods of computing ETP earnings and asset value; provisions prohibiting suspension of redemptions (except under limited circumstances); provisions limiting fund leverage; provisions imposing a fiduciary duty on fund managers with respect to receipt of compensation for services; and provisions preventing changes in an ETP’s character without the consent of shareholders. The Fund’s investments are expected to be subject to loss as a result of these risks.

Real Estate Investment Trusts (“REITs”)

Each Fund primarily invests in REITs. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest at least 75% of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of a Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities Lending

The Funds may lend portfolio securities to certain creditworthy borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Funds may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Funds are compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Funds may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Funds to borrowers, arranges for the return of loaned securities to the Funds at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Special Purpose Acquisition Companies

The Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders, less certain permitted expense, and any warrants issued by the SPAC will expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking a business combination, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable business combination. SPACs may pursue a business combination only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, may be traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

U.S. Government Securities

The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (FNMA), the Government National Mortgage Association (GNMA), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. As a result of this Agreement, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac are currently protected. The Agreement has been amended several times since September 7, 2008, both formally and through letter agreements. The most recent letter agreement dated January 14, 2021, stated the U.S. Treasury’s commitment to begin to establish a timeline and process to terminate the conservatorship. If the conservatorship is terminated, the investments of holders, including the Funds, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long-term sovereign credit rating of the U.S. from AAA to AA+ with a downgrade from stable outlook to negative outlook. S&P subsequently raised the negative outlook to stable outlook in June 2013, but retained the lower AA+ rating and it has not been upgraded as of the date of this SAI. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account or other tax-advantaged arrangement, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Temporary Defensive Positions.

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse or unstable market, economic, political, or other conditions. During such times, the Funds may trade in a manner that is not reflected on publicly available PTRs and as a result may trade ahead of what is likely to be reflected in subsequent PTRs. Accordingly, the Funds may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to pursue its investment objectives.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of such Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, REITs or securities of companies engaged in the real estate business.

4.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the user or use of private activity municipal bonds to determine their industry.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchanges.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchanges may, but are not required to, remove Shares from the listing under any of the following circumstances: (1) an Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) a Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of an Exchange, makes further dealings on the Exchange inadvisable. The Exchanges will remove the Shares of a Fund from listing and trading upon termination of such Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, the Distributor (defined below), and the Administrator (defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of the Funds, at which time certain of the Funds’ service providers present the Board with information concerning the investment objective, strategies, and risks of the Funds as well as proposed investment limitations for the Funds. Additionally, the Adviser provides the Board with an overview of, among other things, their investment philosophies, brokerage practices, and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer and other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and the nature of each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls over financial reporting. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (2019 to 2023); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016 to 2018).	47	None
Dusko Culafic Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	47	None
Eduardo Mendoza Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	47	None

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Eric W. Falkeis (2) Born: 1973	President, Principal Executive Officer, Trustee and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Trustee and Chairman since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	157(4)	Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018).

(1)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

(2)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3)	The Trust, as of the date of this SAI, offers for sale to the public 33 of the 47 funds registered with the SEC.

(4)	Includes series of Tidal Trust II for which Mr. Falkeis also serves as Trustee.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the series of the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise their business judgment in a manner that serves the best interests of the shareholders of each series of the Trust. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Trust has concluded that Mr. Baltimore should serve as a Trustee because of his substantial experience with the distribution of investment company securities and his experience with regulatory matters through his current position at Global Rhino, LLC and prior positions at Global Sight, LLC, an asset management distribution consulting firm, and at Joot, an asset management compliance services firm, and his past experience with distribution activities at the parent company of the Trust’s Distributor (defined below). The Board believes Mr. Baltimore’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Culafic should serve as a Trustee because of his substantial experience with investment management operations and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Operational Due Diligence Analyst of Aurora Investment Management, LLC, a registered investment adviser. The Board believes Mr. Culafic’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Mendoza should serve as a Trustee because of his substantial experience with credit markets and finance and his experience with financial, accounting, investment, and regulatory matters through his former positions as Managing Director (and other positions) of BMO Capital Markets, an investment bank. The Board believes Mr. Mendoza’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Fund’s shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Funds’ Form N-CSR. As of the date of this SAI, the Audit Committee met one time with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to identify, evaluate, and recommend candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, but at least annually in November.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis (1) Born: 1973	President, Principal Executive Officer, Interested Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee and Chairman since 2018, Indefinite term	Chief Operating Officer, Tidal ETF Services LLC (since 2023); Chief Executive Officer, Tidal ETF Services LLC (since 2018) Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022	Senior Vice President of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Tidal ETF Services LLC; Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term	Chief Compliance Officer (since 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Operating Partner, Altamont Capital Partners (private equity firm) (since 2021); Director, Hadron Specialty Insurance Company (since 2023); Compliance Advisor (2022 to 2023), Tidal Investments LLC; Senior Compliance Advisor, ACA Global (2020 to 2022); Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Ally L. Mueller Born: 1979	Vice President	Indefinite term; since 2023	Vice President of Launches & Client Success Management (since 2024), Head of ETF Launches and Client Success (2023 to 2024), Tidal ETF Services LLC; Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC.
Lissa M. Richter Born: 1979	Secretary	Indefinite term; since 2023	Vice President of Fund Governance and Compliance (since 2024), Tidal ETF Services LLC; ETF Regulatory Manager (2021 to 2024), Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S. Bancorp Fund Services LLC (2005 to 2013).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term: since 2023	Vice President of Database Management (since 2024), Tidal ETF Services LLC; Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust and Chief Executive Officer of Tidal ETF Services LLC, each Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2023, Mr. Culafic beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee	Dollar Range of Shares Owned in the Target Dem Fund(1)	Dollar Range of Shares Owned in the Target Rep Fund(1)	Aggregate Dollar Range of Shares of Series of the Trust
Dusko Culafic	None	None	$50,001 - $100,000
(1)	The Funds had not commenced operations as a series of the Trust as of December 31, 2023.

As of December 31, 2023, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Distributor, or any of their affiliates.

Board Compensation. The Independent Trustees each receive $30,000 for each regular meeting attended, $5,000 for each special meeting attended, and $1,000 for each standalone audit committee meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee.(1) The Audit Committee Chair receives an annual fee of $30,000. The Trust has no pension or retirement plan.

The following table shows the compensation estimated earned by each Trustee for the Fund’s fiscal year ending September 30, 2025. Independent Trustee fees are paid by the Adviser or sub-adviser (for series that are sub-advised) to each series of the Trust and not by the Funds. Trustee compensation shown below does not include estimated reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Estimated Compensation From the Funds(1)	Total Estimated Compensation From Fund Complex Paid to Trustees(1)(2)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Mark H.W. Baltimore	$0	$187,000
Dusko Culafic	$0	$217,000
Eduardo Mendoza	$0	$187,000

(1)	Compensation is based on estimated amounts for the fiscal year.
(2)	The Trust, as of the date of this SAI, offers for sale to the public 33 of the 47 funds registered with the SEC.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of the date of this SAI, the Fund had not yet commenced operations and no Shares were outstanding.

As of August 23, 2024, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the classes of each Target Fund as follows:

Target Dem Fund

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	30.38%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	27.51%	Record
Robinhood Securities, LLC 500 Colonial Center Pkwy, Suite 100 Lake Mary, FL 32746	10.23%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	7.93%	Record
Vanguard Brokerage Services PO Box 1170 Valley Forge, Pennsylvania 19482-1170	7.31%	Record

Target Rep Fund

Name and Address	% Ownership	Type of Ownership
National Financial Services LLC 245 Summer Street Boston, MA 02210	28.55%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	28.52%	Record
Robinhood Securities, LLC 500 Colonial Center Pkwy, Suite 100 Lake Mary, FL 32746	8.84%	Record
Morgan Stanley Smith Barney, LLC For the Exclusive Benefit of Customers 1 New York Plaza, 12th Floor New York, NY 10004-1932	8.58%	Record
Vanguard Brokerage Services PO Box 1170 Valley Forge, Pennsylvania 19482-1170	5.90%	Record

CODES OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser. There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that are used when voting proxies on behalf of each Fund.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (877) 291-4040 and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. The Adviser also oversees the trading of portfolio securities for the Funds, including selecting broker-dealers to execute purchase and sale transactions. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Funds except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below.

Name of Fund	Management Fee
Unusual Whales Subversive Democratic Trading ETF	0.72%
Unusual Whales Subversive Republican Trading ETF	0.72%

The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to the Funds, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Funds are new, and the Funds have not paid fees to the Adviser pursuant to the Advisory Agreement as of the date of this SAI.

Prior to the Reorganization, each Target Fund paid a management fee equal to 0.75% of the Target Fund’s average daily net assets to Subversive Capital Advisor LLC (“Subversive”), which served as the investment adviser to the Target Funds. The table below sets forth the amount of the management fees paid by the Target Fund to Subversive for the fiscal period ended September 30, 2023:

Fund	Management Fee(1)
Target Dem Fund	$36,463
Target Rep Fund	$22,727
(1)	The Target Funds commenced operations on February 6, 2023.

PORTFOLIO MANAGERS

The Funds are managed by Michael Venuto, Chief Investment Officer for the Adviser and Daniel Weiskopf, Portfolio Manager for the Adviser.

Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of July 31, 2024:

Michael Venuto, Chief Investment Officer for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	53	$5,809	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	211	$88	0	0

Daniel Weiskopf, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	1	$706	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	29	$12	0	0

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of the date of this SAI, the Funds have not yet commenced operations and no Shares were owned by the portfolio managers.

The following is the dollar range of Target Fund shares beneficially owned by the portfolio managers as of July 31, 2024:

Portfolio Manager	Dollar Range of Equity Securities in the Target Dem Fund	Dollar Range of Equity Securities in the Target Rep Fund
Michael Venuto	$1 - $10,000	$1 - $10,000
Daniel Weiskopf	None	None

Portfolio Manager Compensation. Mr. Venuto is compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. Mr. Weiskopf are compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Funds are new and have not incurred any underwriting commissions and the Distributor has not retained any amounts as of the date of this SAI.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (877) 291-4040.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). None of the Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Funds by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance each Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that a Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, a Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The Funds are new, and the Administrator has not received any fees for administrative services to the Fund as of the date of this SAI.

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202 performed certain administrative and fund accounting services for the Target Funds. The table below sets forth the administration and accounting service fees paid to Global Fund Services by Subversive for services rendered to the Target Funds during the fiscal period ended September 30, 2023:

Fund	Administration Fee(1)
Target Dem Fund	$43,089
Target Rep Fund	$53,854
(1)	The Target Funds commenced operations on February 6, 2023.

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services, and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on each Fund’s average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The Funds are new, and Global Fund Services has not received any fees for sub-administrative services to the Fund as of the date of this SAI.

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Funds’ assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds, providing services which include: (1) auditing the annual financial statements for the Funds; and (2) the review of the annual federal income tax returns filed on behalf of the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee, or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker-dealer for each specific transaction, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser, but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the expenses of the Adviser to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Adviser (if applicable) and the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Funds are new and have not paid any brokerage commissions as of the date of this SAI.

The table below sets forth the brokerage commissions paid by the Target Funds for the fiscal period ended September 30, 2023:

Fund	Brokerage Commissions(1)
Target Dem Fund	$847
Target Rep Fund	$1,203
(1)	The Target Funds commenced operations on February 6, 2023.

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds, or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act, and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

The Funds are new and have not paid brokerage commissions to any registered broker-dealer affiliates of the Funds or the Adviser as of the date of this SAI.

Directed Brokerage. The Funds are new and have not paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser. For each fiscal period since their inception, the Target Funds did not pay any brokerage commissions to an affiliate of the Target Funds.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year (1) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions, (2) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund, or (3) sold the largest dollar amounts of Shares.

The Funds are new and did not own equity securities of its regular broker-dealers or their parent companies as of the date of this SAI. During the fiscal year ended September 30, 2023, the Target Funds acquired no securities of their regular broker-dealers, or a parent of their regular broker-dealers.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing, and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The Funds are new and does not have portfolio turnover rates to report as of the date of this SAI. The portfolio turnover rates for the Target Funds are disclosed in the sections entitled “Portfolio Turnover” and “Financial Highlights” of the Funds’ prospectus.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners; or payments made on account of beneficial ownership interests in Shares; or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interest, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchanges.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below) computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (1) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (2) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is anticipated to be 4:00 p.m. Eastern time which time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when an Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone, or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities), and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The typical Settlement Date for each purchase transaction will be within one day of the Order Placement Date (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form, and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Transfer Agent, as discussed above. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component, plus (2) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 4:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including, without limitation, if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares of the applicable Fund; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (5) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (7) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (8) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian, and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Trust, on behalf of a Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below.

Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for each Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to a Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (1) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (2) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers, or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. The typical Settlement Date for each redemption transaction will be within one day of the Order Placement Date (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

The Trust may in its discretion exercise its option to cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units, may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

Because the portfolio securities of a Fund may trade on other exchanges on days that the applicable Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on such Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which an Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on an Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer); (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer); or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as each Fund’s Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies.

Each Fund intends to pay out dividends and interest income, if any, and distribute any net realized capital gains to its shareholders at least annually

The Funds will declare and pay income and capital gains distributions, if any, in cash. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the applicable Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and its shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local, or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain, and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, such Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late-year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late-year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late-year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event a Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period generally ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. A Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated; (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities; and (3) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute quarterly, to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and its net tax-exempt income, if any. The Fund intends to distribute annually to its shareholders any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates. Due to a Fund’s principal investment strategies, described in the Prospectus, a Fund may have only a limited amount of or no qualified dividend income to distribute.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable to shareholders as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund Shares.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of (1) a taxpayer’s investment income, net of deductions properly allocable to such income; or (2) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio), or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 and 362 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction, and whether the wash sales rule applies, and when a loss may be deductible.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

As stated above, each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain options contracts subject to Code Section 1256 (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement and for avoiding the excise tax discussed above. Accordingly, to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts, and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (1) distributions of investment company taxable income and (2) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (1) such Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”); (2) such Fund invests in a REIT that is a taxable mortgage pool (“TMP”), or that has a subsidiary that is a TMP, or that invests in the residual interest of a REMIC; or (3) Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (Reportable Transaction Disclosure Statement). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

Each Fund has adopted the financial statements of its corresponding Target Fund. Each Target Fund’s audited financial statements for the fiscal period ended September 30, 2023, including the notes thereto and the report of the Target Funds’ independent registered public accounting firm, included in the Target Funds’ annual report are incorporated into this Statement of Additional Information by reference. The unaudited semi-annual report to shareholders of the Target Fund for the period ended March 31, 2024 are also incorporated by reference into this SAI.

Part C: OTHER INFORMATION

Item 15.	Indemnification:

Every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.

The Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.

No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits:

(1)	(a)

Certificate of Trust of Tidal ETF Trust (the “Trust” or the “Registrant”) - previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.

	(b)	Registrant’s Declaration of Trust - previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.

(2)		Registrant’s Amended and Restated By-Laws - previously filed with Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A on September 23, 2022 and are incorporated herein by reference.

(3)		Not Applicable.

(4)		Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement on Form N-14.

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(5)		Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.

(6)		Form of Investment Advisory Agreement between the Trust (on behalf of Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) and Tidal Investments LLC (“Tidal”) — filed herewith.

(7)	(a)(1)	Amended and Restated ETF Distribution Agreement between the Trust and Foreside Fund Services, LLC (“Foreside”) - previously filed with Post-Effective Amendment No. 206 on Form N-1A on December 14, 2023 and is incorporated herein by reference.

	(a)(2)	Form of Amendment to ETF Distribution Agreement (adding the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

	(b)	Form of Authorized Participant Agreement - previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A on December 21, 2018 and is incorporated herein by reference.

	(c)	Distribution Services Agreement between Tidal (formerly, Toroso Investments, LLC) and Foreside - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

(8)		Bonus, profit sharing contracts - Not Applicable.

(9)	(a)(1)	Custody Agreement between the Trust and U.S. Bank National Association - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

	(a)(2)	Form of Amendment to Custody Agreement (adding the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

(10)	(a)	Amended and Restated Distribution (Rule 12b-1) Plan, previously filed with Post-Effective Amendment No. 200 to the Trust’s Registration Statement on Form N-1A on November 1, 2023 and is incorporated herein by reference.

	(b)	Rule 18f-3 Plan - Not applicable.

(11)		Opinion and Consent regarding the validity of shares to be issued — filed herewith.

(12)		Form of Opinion and Consent regarding certain tax matters — filed herewith.

(13)	(a)(1)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

	(a)(2)	Form of Amendment to Fund Administration Servicing Agreement (adding the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

	(b)(1)	Fund Sub-Administration Servicing Agreement - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

	(b)(2)	Form of Amendment to Fund Sub-Administration Servicing Agreement (add the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

	(c)(1)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

	(c)(2)	Form of Fund Accounting Servicing Agreement (adding the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

	(d)(1)	Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC - previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.

	(d)(2)	Form of Amendment to Transfer Agent Servicing Agreement (adding the Unusual Whales Subversive Democratic Trading ETF and Unusual Whales Subversive Republican Trading ETF) — filed herewith.

(14)		Consent of Independent Registered Public Accounting Firm — filed herewith.

(15)		Not applicable

(16)		Powers of attorney — filed herewith.

(17)		Form of Proxy Coard — filed herewith.

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Item 17.	Undertakings:

(1)	The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The Registrant agrees to file by PEA the opinion and consent of counsel regarding the tax consequences at the proposed Reorganization required by item 16(12) of Form N-14 upon the closing of the Reorganization.

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SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of Milwaukee, State of Wisconsin, on August 28, 2024.

TIDAL ETF TRUST

By:	/s/ Eric W. Falkeis
Name:	Eric Falkeis
Title:	President

Pursuant to the requirements of the 1933 Act, this registration statement has been signed as of August 28, 2024 by the following persons in the capacities indicated.

Signature	Title

/s/ Eric W. Falkeis	President (principal executive officer), Trustee and Chairman
Eric W. Falkeis

Dusko Culafic*	Trustee
Dusko Culafic

Mark H. W. Baltimore*	Trustee
Mark H. W. Baltimore

Eduardo Mendoza*	Trustee
Eduardo Mendoza

/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric W. Falkeis
Attorney-in-Fact pursuant to
Powers of Attorney – filed herewith

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Exhibit Index

Exhibit No.	Description
EX-99.6	Form of Investment Advisory Agreement between the Registrant and Tidal Investments LLC
EX-99.7(a)(2)	Form of Amendment to ETF Distribution Agreement
EX.99.9(a)(2)	Form of Amendment to Custody Agreement
EX-99.11	Opinion and Consent of Counsel regarding the validity of shares to be issued
EX-99.12	Form of Opinion and Consent of Counsel as to tax matters
EX.99.13(a)(2)	Form of Amendment to Fund Administration Servicing Agreement
EX.99.13(b)(2)	Form of Amendment to Fund Sub-Administration Servicing Agreement
EX.99.13(c)(2)	Form of Amendment to Fund Accounting Servicing Agreement
EX.99.13(d)(2)	Form of Amendment to Transfer Agent Servicing Agreement
EX-99.14	Consent of Independent Registered Public Accounting Firm – Cohen & Company, Ltd.
EX-99.16	Powers of Attorney
EX-99.17	Form of Proxy Card